UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

June 27, 2017

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

[x] Filed by the registrant

[ ] Filed by a party other than the registrant

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[x] Definitive Information Statement

Gotham Capital Holdings, Inc.

(Name of Registrant as Specified In Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

_______________________________________

2) Aggregate number of securities to which transaction applies:

_______________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________

4) Proposed maximum aggregate value of transaction:

_______________________________________

5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.

3) Filing Party:

4) Date Filed:

Gotham Capital Holdings, Inc.

266 Cedar Street

Cedar Grove, New Jersey 07009

Dear Gotham Capital Holdings, Inc. Stockholders:

NOTICE IS HEREBY GIVEN THAT on March 16, 2017, the Board of Directors Gotham Capital Holdings, Inc., a New Jersey corporation (hereinafter, the "Company") adopted the following resolutions:

1)

To change the Company’s name from “Gotham Capital Holdings, Inc.” to “IIOT-OXYS, Inc.”;

2)

To authorize a change of domicile from New Jersey to Nevada.

3)

To authorize a 2017 Stock Awards Plan; and

4)

To approve the Securities Exchange Agreement which calls for the exchange of 34,687,244 common shares of the Company for all of the issued and outstanding common shares of OXYS Corporation, a Nevada corporation;

 The Company obtained the written consent of stockholders representing 84.2% of the voting power of the Company’s outstanding common shares, as of March 16, 2017, approving an amendment to the Company’s Articles of Incorporation, as described above, and to affect the above-mentioned corporate actions. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective and the required state filing effectuating some of the corporate actions will not be filed with the Secretary of State for the State of New Jersey and Nevada, until twenty (20) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders.

 THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY.

 No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the action described above before they take place in accordance with the requirements of United States federal securities laws. This Information Statement is being mailed on or about June 30, 2017 to all of the Company’s stockholders of record as of the close of business on June 21, 2017.

By Order of the Board of Directors.

/s/Carmine Catizone

Name: Carmine Catizone

Title:  Chief Executive Officer

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE

SECURITIES AND EXCHANGE ACT OF 1934 AND

REGULATION 14C AND SCHEDULE 14C THEREUNDER

June 27, 2017

Gotham Capital Holdings, Inc.

266 Cedar Street

Cedar Grove, NJ 07009

 This Information Statement is circulated to advise the stockholders of action taken without a meeting upon the written consent of holders of a majority of the outstanding votes of Gotham Capital Holdings, Inc.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

 This Information Statement has been filed with the Securities and Exchange Commission (the "Commission") and is being furnished by the Board of Directors of Gotham Capital Holdings, Inc., a New Jersey corporation (the “Company”), to the holders of record at the close of business on June 21, 2017 of the Company’s outstanding common shares, par value $0.001, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 14A: 5-6 of the New Jersey Business Corporations Act, which provides that the written consent of the holders of the outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting.

 The cost of furnishing this Information Statement will be borne by the Company. We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

 This Information Statement informs stockholders of the actions taken and approved on March 16, 2017. The Company’s stockholders have already approved the corporate actions contemplated herein by written consent. The Company's Board of Directors and Majority Shareholders approved the change of the Company’s name from Gotham Capital Holdings, Inc. to IIOT-OXYS, Inc. and, thereafter, the change of its trading symbol to a trading symbol resembling the name of the Company following the Name Change. The Board of Directors and Majority Shareholders approved the change of domicile from New Jersey to Nevada and the 2017 Stock Awards Plan. In addition, the Board of Directors and Majority Shareholders approved the Securities Exchange Agreement with OXYS Corporation shareholders whereby the Company will issue 34,687,244 common shares for all of the issued and outstanding common shares of OXYS Corporation.

 Accordingly, all necessary corporate approvals to effectuate the above corporate actions have been obtained. The Company is not seeking approval from its remaining stockholders. This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required under the Exchange Act of these corporate actions. Pursuant Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the corporate actions will not be effective and any documentation effectuating the corporate actions will not be filed with the appropriate authorities, until twenty (20) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders. The corporate actions taken are expected to become effective on or after June 30, 2017. Therefore, this Information Statement is being sent to you for informational purposes only.

 Section 14A: 5-6 of the New Jersey Business Corporations Act provides that the written consent of the holders of the outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. The approval of the corporate actions requires the affirmative vote or written consent of the majority of the issued and outstanding common shares.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

 The Company’s stockholders as of the record date are being furnished copies of this Information Statement. This Information Statement is first being mailed or furnished to our stockholders on or about June 30, 2017.

 Pursuant to 14c-2 under the Exchange Act, the corporate actions outlined herein may not be effected until at least twenty (20) calendar days after the mailing of the Definitive Information Statement to the Company’s shareholders. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority (“FINRA”) of the corporate actions by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of such actions.

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING COMMON SHARES OF GOTHAM CAPITAL HOLDINGS, INC. IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED MARCH 16, 2017

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on March 16, 2017, the Company obtained the unanimous written consent of its Board of Directors and the written consent of stockholders holding 4,487,300 common shares representing 84.2% of the outstanding common shares, to approve the name change from Gotham Capital Holdings, Inc. to IIOT-OXYS, Inc., to change the domicile from New Jersey to Nevada, to approve the 2017 Stock Awards Plan and to approve the Securities Exchange Agreement with the shareholders of OXYS Corporation.

OUTSTANDING SHARES AND VOTING RIGHTS

 As of June 21, 2017, the Company’s authorized capitalization consisted of 190,000,000 common shares, of which 5,266,075 common shares were issued and outstanding and 10,000,000 preferred shares, of which no preferred shares were issued and outstanding.

 Each common share of the Company entitles its holder to one vote on each matter submitted to the Company’s stockholders. However, because the Majority Shareholders have consented to the foregoing action by resolution dated March 16, 2017, in lieu of a special meeting in accordance with Section 14A: 5-6 of the New Jersey Business Corporations Act, no other stockholder vote will be solicited in connection with this Information Statement.

NAME CHANGE AND SYMBOL CHANGE

 Our Board of Directors and Majority Shareholders have approved a change of our name from “Gotham Capital Holdings, Inc. to “IIOT-OXYS, Inc.” Our Board of Directors and Majority Shareholders have also authorized a change to our trading symbol to a trading symbol resembling the Company name following the Name Change. The Name Change will be effected through the change of domicile of the Company as described herein. The Name Change will become effective upon the filing of the Articles of Merger with the States of New Jersey and Nevada which is expected to occur as soon as is reasonably practicable on or after the twentieth (20) day following the Mailing Date of this Information Statement to our Stockholders. Following the Name Change, the Company expects, subject to regulatory approval, to change its trading symbol to reflect the Name Change.

Reasons for Name Change and Symbol Change

 On March 16, 2017, the Board of Directors and Majority Shareholders approved a Securities Exchange Agreement with shareholders of OXYS Corporation and certain Gotham shareholders which will result in a change of control of the Company. After the change of control, the Company will pursue new lines of business. Our Board of Directors believe that the Name Change and Symbol Change is in the best interests of the Company and our stockholders to better reflect our business focus.

Effect of Name Change

 The voting and other rights that accompany our Common Stock will not be affected by the Name Change. However, following effectiveness of the Name Change, both our trading symbol, which is “GTHM”, and our CUSIP number will change as a result of the Name Change.

 PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU ABOUT THE CORPORATE ACTIONS.

CHANGE OF DOMICILE

 There will be a change of control of the Company upon the closing of the Securities Exchange Agreement. OXYS Corporation, a Nevada corporation, will be a wholly owned subsidiary of the Company. To consolidate some of the ongoing corporate functions subsequent to the change of control, the Board of Directors and Majority Shareholders approved the change of domicile from New Jersey to Nevada.

Process to Re-domicile

 The Company will enter into an agreement of merger with its newly formed Nevada subsidiary, IIOT-OXYS, Inc., that will allow for all debts, assets, obligations, shares and the current officers to continue after the merger is completed and the separate existence of the Company shall cease. Upon filing of Articles of Merger with the States of New Jersey and Nevada, IIOT-OXYS, Inc., the Nevada corporation, will survive the merger. After the re-incorporation merger, each common share of the Company will be exchanged for one common share of IIOT-OXYS, Inc. Upon consummation of the re-incorporation merger, the shareholders of the Company will become shareholders of IIOT-OXYS, Inc. which is a corporation formed under the laws of the State of Nevada and their rights as shareholders will be governed by the laws of the State of Nevada. Filings to formalize those actions will be filed with the appropriate officials in the States of Nevada and New Jersey the filing with the respective states being accepted and the completion of the 20 day mailing waiting period required under the Securities Exchange Act of 1934 for this Information Statement, the actions described will then become final and the shareholders of the Company will be shareholders of IIOT-OXYS, Inc.

Effect of the change in domicile

 The change in domicile will not result in a change in management, assets, liabilities or net worth. As previously stated, the Nevada corporation in which the shareholders will own stock will have the name IIOT-OXYS, Inc. The name of the Nevada corporation will reflect the new business of the Company, as described herein. The articles of incorporation and bylaws of IIOT-OXYS, Inc. at the time of the merger shall remain the articles of incorporation and bylaws of the surviving entity.

 The existing Nevada corporation will have total authorized capital stock as currently authorized by the New Jersey corporation, with the same rights and designations as currently exists. In addition, there will be certain procedural differences such as the registered office and agent of the Company is an office and agent in New Jersey and for IIOT-OXYS, Inc. is an office and agent in Nevada.

 There are also substantive differences between the New Jersey corporate law and the Nevada corporate law. Certain substantive changes to the Articles of Incorporation, Bylaws and many of the material differences between New Jersey and Nevada law are discussed below. Such summary does not purport to be complete and is qualified in its entirety by reference to the New Jersey and Nevada corporate laws and our Certificate of Incorporation and Bylaws.

 After the re-incorporation merger is authorized and completed administratively there will not be a requirement that shareholders obtain new or replacement share certificates. Each holder of record of shares of the Company’s common stock that is outstanding on the effective date of the move may contact the Company’s transfer agent to exchange the old New Jersey certificates for new Nevada certificates representing the number of shares of common shares into which the existing shares have been converted as a result of the re-incorporation merger.

Changes from New Jersey law to Nevada law

 When the change in domicile is completed, the rights of shareholders will be governed by IIOT-OXYS, Inc. articles of incorporation and bylaws and the Nevada Revised Statutes ("NRS"). Shareholders should consider the following comparison of the NRS and IIOT-OXYS, Inc.’s articles of incorporation and bylaws, on the one hand, and the New Jersey Revised Statutes ("NJRS") and the Company's existing certificate of incorporation and bylaws, on the other. This comparison is not intended to be complete and is qualified in its entirety by reference to the NRS and IIOT-OXYS, Inc.'s articles of incorporation and bylaws and the NJRS and the Company’s certificate of incorporation and bylaws. IIOT-OXYS, Inc. 's articles of incorporation and its bylaws are available for inspection and copying upon request by any shareholder. The Company’s existing certificate of incorporation and bylaws are also available for inspection and copying upon request by any shareholder.

 The NRS and IIOT-OXYS, Inc.'s articles of incorporation and bylaws contain provisions that could have an anti-takeover effect. The provisions included in IIOT-OXYS, Inc. 's articles of incorporation and bylaws are intended to enhance the likelihood of continuity and stability in the composition of the board of directors and in the policies formulated by the board of directors and to discourage transactions that may involve an actual or threatened change of control of IIOT-OXYS, Inc. that the Board of Directors does not believe is in the best interests of shareholders.

 The NRS provides that any merger, consolidation or share exchange of a Nevada corporation, as well as the sale, lease, exchange or disposal of all or substantially all of its assets not in the ordinary course of business, generally must be recommended by the Board of Directors and approved by a vote of a majority of the outstanding shares of stock of the corporation entitled to vote on such matters, unless the articles of incorporation provide otherwise. Under the NRS, the vote of the shareholders of a corporation surviving a merger is not required if: (a) The articles of incorporation of the surviving domestic corporation will not differ from its articles before the merger; (b) each stockholder of the surviving domestic corporation whose shares were outstanding immediately before the Effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger. The NJRS contains similar provision, though Section 14A: 10-3(1) requires written notice to all shareholders not less than 20 nor more than 60 days before the meeting, regardless of whether they are entitled to vote at said meeting.

 Under the NRS and NJRS, unless the articles of incorporation of a corporation otherwise provide, amendments of its articles of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote on the amendment, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of shares of that class or series or would adversely affect the rights, powers or preferences of that class or series, a majority of the outstanding stock of that class or series also would be required to approve the amendment. Both the NRS and NJRS allow the directors to freely amend the bylaws unless such power is reserved to the shareholders in the certificate of incorporation. The NVS and NJRS both provide that the bylaws made by the Board of Directors may be altered or repealed and new bylaws adopted by the shareholders. The shareholders may prescribe in the bylaws that any bylaws adopted or made by them cannot be altered or repealed by the Board of Directors.

 Under the NRS and the NJRS, a special meeting of shareholders can be called by the corporation's board of directors or by any person or persons authorized by the corporation's articles of incorporation or bylaws. Under IIOT-OXYS, Inc.'s bylaws, special meetings of the shareholders, for any purpose or purposes unless otherwise prescribed by statute, may be called by the President or by the Board of Directors, and shall be called by the President at the request of the holders of not less than 10% of all the outstanding shares of the corporation entitled to vote at the meeting. Under the Company’s bylaws, the difference is that the special meeting may be called only by the Chairman of the Board, Vice Chairman or President.

 Both the NRS and the NJRS permit corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or bylaws expressly provide otherwise. If proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, the NJRS requires that prompt notice of the taking of the action be sent to those shareholders who have not consented in writing (the NRS does not requires this). The Company’s and IIOT-OXYS, Inc.'s bylaws both provide that corporate action without a meeting of shareholders may be taken by holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting.

 The bylaws of the Company provide that the number of directors shall be one or more as determined from time to time by the board; IIOT-OXYS, Inc.'s bylaws also specify not less than one, unless there are three or more shareholders. As of the date of this Information Statement, the Board of Directors of the Company consists of two persons. Under both sets of bylaws, the directors are to serve until the next annual meeting of the shareholders. No holder of IIOT-OXYS, Inc. common stock or the Company common stock has the right to vote cumulatively in the election of directors. Under the NJRS, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote in an election of directors unless provided otherwise by the corporation's certificate of incorporation. Under the NRS, any director may be removed by the vote of shareholders representing not less than two-thirds of the voting power entitled to vote. The bylaws of the Company follow the provisions in the NJRS; IIOT-OXYS, Inc.'s bylaws are silent on the removal of directors, therefore the NRS would control. Under both the IIOT-OXYS, Inc.’s bylaws and the Company’s bylaws, newly created directorships resulting from any increase in the number of directors or any vacancies on the board of directors may be filled by the affirmative vote of a majority of the directors then in office. In addition, both sets of bylaws provide that the directors elected to fill vacancies on the board of directors will hold office until the next annual meeting of the shareholders.

 The NRS and the NJRS both have provisions and limitations regarding directors' liability. The NRS and NJRS permit a corporation to include in its articles or certificate of incorporation a provision that eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director. However, under the NJRS this provision may not eliminate or limit the liability of a director: (1) for any breach of the director's duty of loyalty to the corporation or its shareholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (3) for any transaction from which the director derived an improper personal benefit. Under the NRS, the limitation of liability is for other than acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law. The Company’s bylaws only that that there is no indemnity for negligence or willful misconduct. While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, it does not eliminate that duty. Accordingly, these provisions have no effect on the availability of equitable remedies like an injunction or rescission based on a director's breach of his duty of care. These provisions apply to an officer only if he/she is also a director and is acting in the capacity as a director, and does not apply to officers who are not directors.

 Both the NRS and the NJRS generally permit a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. That determination must be made, in the case of an individual who is a director or officer at the time of the determination: (1) by a majority of the disinterested directors, even though less than a quorum; (2) by independent legal counsel, regardless of whether a quorum of disinterested directors exists; or (3) by a majority vote of the shareholders, at a meeting at which a quorum is present. Both the NRS and the NJRS require indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action.

 Also, both the NRS and the NJRS permit a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon those individuals' commitment to repay any advances unless it is determined ultimately that those individuals are entitled to be indemnified. the Company’s and IIOT-OXYS, Inc.’s bylaws make indemnification of directors and officers mandatory to the fullest extent permitted by law. IIOT-OXYS, Inc.'s bylaws provide for the advancement of expenses to defend claims and establish procedures for determining whether a director or officer is entitled to indemnification and enforcing rights to indemnification and advancement of expenses.

 Both the NRS and the NJRS permit corporations to purchase or redeem their own shares of capital stock, except, under the NJRS, no such purchase may be made that is contrary to any restrictions contained in the Certificate of Incorporation or unless after such purchase, there remains outstanding one or more classes or series of shares possessing among them collectively, voting rights and unlimited residual rights as to dividends and distribution of assets on liquidation.  Under NJRS, a redemption of redeemable shares cannot be made at a price greater than the applicable redemption price, plus, in the case of shares entitled to accumulative dividends, the dividends which would have accrued to the next dividend date following the date of redemption. No holder of the Company or IIOT-OXYS, Inc. common stock has a preemptive right to subscribe to any or all additional issues of the stock of IIOT-OXYS, Inc. or the Company. Under both the NRS and the NJRS, any stockholder with a proper purpose may inspect and copy the books, records and stockholder lists of the corporation.

EXISTING CERTIFICATES SHOULD NOT BE SENT TO THE COMPANY OR THE TRANSFER AGENT BEFORE THE EFFECTIVE DATE OF THE FILING OF THE PROPOSED RE-DOMICILE.

Unless and until the shareholder forwards a completed letter of transmittal, together with certificates representing such shareholder's shares of New Jersey common stock to the transfer agent and receives in return a new certificate representing shares of Nevada common stock, such shareholder's existing common stock shall be deemed equal to the number of shares of Nevada common shares to which such shareholder is entitled as a result of the move.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

The following discussion describes certain material federal income tax considerations relating to the proposed reincorporation merger. This discussion is based upon the Internal Revenue Code, existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. This discussion may not address federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances or to shareholders who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCE OF THE MOVE FOR THEM, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

The reincorporation merger is intended to be a tax-free recapitalization to the Company and its shareholders. Shareholders will not recognize any gain or loss for federal income tax purposes as a result of the reincorporation merger. The holding period for shares of common stock after the move will include the holding period of shares of common stock before the reincorporation merger, provided, that such shares of common stock are held as a capital asset at the effective date of the amendment. The adjusted basis of the shares of common stock after the move will be the same as the adjusted basis of the shares of common stock before the reincorporation merger. the Company believes that the foregoing addresses the material United States federal income tax consequences of the Domicile Change to shareholders. The opinion is based upon the Code, applicable Treasury Regulations, judicial decisions and current administrative rulings, all of which are subject to change with retroactive effect. The tax consequences to shareholders of the Domicile Change may be affected by their particular circumstances and by the applicability to them of one or more special rules like those which apply to dealers in securities, foreign persons, mutual funds, insurance companies and persons who do not hold their shares as capital assets. Therefore, the Company urges shareholders to consult their own tax advisors concerning the effect of the Domicile Change upon them, including the effect of any state, local or other tax to which they may be subject. An opinion of tax counsel will not be provided to shareholders.

APPROVAL OF 2017 STOCK AWARDS PLAN

The Board of Directors and Majority Shareholders have approved the 2017 Stock Awards Plan. The description set forth below of the 2017 Stock Awards Plan is qualified in its entirety by reference to the text of Exhibit A that is incorporated herein by this reference.  As more fully described below, the Board of Directors and Majority Shareholders believe that the 2017 Stock Awards Plan would, if adopted, provide a means through which the Company, and its subsidiaries, if any, may attract, retain and motivate employees, directors and persons affiliated with the Company and to provide a means whereby such persons can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

 A further purpose of the Plan is to provide such participants with additional incentive and reward opportunities designed to enhance the profitable growth and increase stockholder value of the Company. Shareholders are urged to read and consider carefully the 2017 Stock Awards Plan.

Description of the 2017 Stock Awards Plan

The Board of Directors and Majority Shareholders have determined that it is in the best interests of the Company to implement the 2017 Stock Awards Plan. The 2017 Stock Awards Plan was adopted by the Board of Directors of the Company on March 16, 2017

 The purpose of the 2017 Stock Awards Plan is to provide a means through which the Company and its subsidiaries, if any, may attract, retain and motivate employees, directors and persons affiliated with the Company and to provide a means whereby such persons can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.  A further purpose of the Plan is to provide such participants with additional incentive and reward opportunities designed to enhance the profitable growth and increase stockholder value of the Company.  Accordingly, the Plan provides for granting Incentive Stock Options, options that do not constitute Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Phantom Stock Awards, or any combination of the foregoing, as is best suited to the particular circumstances as provided herein.

Additional material terms of the 2017 Stock Awards Plan are as follows:

Effective Date and Term. The Plan shall be effective upon its adoption by the Board, provided that the Plan has been or is approved by the stockholders of the Company within twelve months of its adoption by the Board. No further Awards may be granted under the Plan on or after the date that is ten years following the effective date. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

Administration. The Plan shall be administered by the Board or by the Committee as authorized by the Board (hereinafter where the term "Committee" is used "Board" shall be substituted, if no Committee has been established). Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which Participant shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option, Nonqualified Option or Stock Appreciation Right shall be granted, the number of common shares which may be issued under each Option, Stock Appreciation Right or Restricted Stock Award, and the value of each Phantom Stock Award. In making such determinations the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Section shall be conclusive.

Shares Subject to the Plan. Subject to Section 11 of the Plan, the aggregate number of common shares that may be issued under the Plan shall be 7,000,000 common shares. The Stock to be offered pursuant to the grant of an Award may be authorized but unissued Stock or Stock previously issued and outstanding and reacquired by the Company. Shares of Stock shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate or the Award is paid in cash, any common shares subject to such Award shall again be available for the grant of an Award. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of a Nonqualified Stock Option.

Eligibility. Awards may be granted only to persons who, at the time of grant, are employees, members of the Board or persons affiliated with the Company or any of its Affiliates. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option or a Nonqualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Phantom Stock Award or any combination thereof.

Recapitalization and Reorganization.

 (a) The shares with respect to which Awards may be granted are common shares as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation by the Company of the common shares, then the number of common shares with respect to which such Award may thereafter be exercised or satisfied, as applicable,

(i)

 in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and

(ii)

in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

  (b) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted, the Holder shall be entitled to (or entitled to purchase, if applicable) under such Award, in lieu of the number of common shares then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of common shares then covered by such Award.

 (c) In the event of a Change of Control, all outstanding Awards shall immediately vest and become exercisable or satisfiable, as applicable. The Committee, in its discretion, may determine that upon the occurrence of a Change of Control, each Award other than an Option outstanding hereunder shall terminate within a specified number of days after notice to the Holder, and such Holder shall receive, with respect to each share of Stock subject to such Award, cash in an amount equal to the excess, if any, of the Change of Control Value over the exercise price, if any, applicable to the Award. Further, in the event of a Change of Control, the Committee, in its discretion shall act to effect one or more of the following alternatives with respect to outstanding Options, which may vary among individual Holders and which may vary among Options held by any individual Holder:

(i) determine a limited period of time on or before a specified date (before or after such Change of Control) after which specified date all unexercised Options and all rights of Holders thereunder shall terminate,

(ii) require the mandatory surrender to the Company by selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares,

(iii) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or

(iv) provide that thereafter upon any exercise of an Option theretofore granted the Holder shall be entitled to purchase under such Option, in lieu of the number of common shares then covered by such Option the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Holder has been the holder of record of the number of common shares then covered by such Option. The provisions contained in this paragraph shall not terminate any rights of the Holder to further payments pursuant to any other agreement with the Company following a Change of Control.

  (d) In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 11, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of common shares or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

 (e) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

 (f) Any adjustment provided for in Subparagraphs (a), (b), (c) or (d) above shall be subject to any required stockholder action.

  (g) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefore or the granting of any later Awards under the Plan or any other stock plan, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of common shares subject to Awards theretofore granted or the purchase price per share, if applicable.

Amendment and Termination. The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in any Award theretofore granted may be made which would impair the rights of the Holder without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder).

No Right to An Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give a Participant any right to be granted an Award to purchase Stock, a right to a Stock Appreciation Right, a Restricted Stock Award or a Phantom Stock Award or any of the rights hereunder except as may be evidenced by an Award or by an Option Agreement, Stock Appreciation Rights Agreement, Restricted Stock Agreement or Phantom Stock Award Agreement on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

No Employment Rights Conferred. Nothing contained in the Plan shall

(i)

 confer upon any Participant any right to continue as an employee or person affiliated with the Company or any subsidiary or

(ii)

 interfere in any way with the right of the Company or any subsidiary to terminate his or her employment or consulting arrangement at any time.

Other Laws; Withholding. The Company shall not be obligated to issue any Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional common shares shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

Restrictions on Transfer. Except as otherwise determined by the Committee in cases other than in connection with Incentive Stock Options, an Award shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the Holder's lifetime only by such Holder or the Holder's guardian or legal representative.

Rule 16b-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

Section 162(m). If the Plan is subject to Section 162(m) of the Code, it is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that Options and Stock Appreciation Rights granted hereunder and, if determined by the Committee, Restricted Stock Awards, shall constitute "performance- based" compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m); provided that no such construction or amendment shall have an adverse effect on the economic value to a Holder of any Award previously granted hereunder.

Federal Income Tax Consequences.  If a holder is granted a nonqualified stock option under the Plan, the holder should not have taxable income on the grant of the option. Generally, the holder should recognize ordinary income at the time of exercise in an amount equal to the fair market value of a share of our common stock at such time, less the exercise price paid. The holder's basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the holder exercises such option. Any subsequent gain or loss generally will be taxable as a capital gain or loss. We generally should be entitled to a federal income tax deduction at the time and for the same amount as the holder recognizes ordinary income.

A holder of an incentive stock option will not recognize taxable income upon grant. Additionally, if the applicable employment-related requirements are met, the holder will not recognize taxable income at the time of exercise. However, the excess of the fair market value of our common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If any of the requirements for incentive stock options under the Internal Revenue Code are not met, the incentive stock option will be treated as a nonqualified stock option and the tax consequences described above for nonqualified stock options will apply. Once an incentive stock option has been exercised, if the stock acquired upon exercise is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the excess of the fair market value on the date of exercise over the exercise price (less any diminution in value of the stock after exercise) will be taxed as ordinary income and we will be entitled to a deduction to the extent of the amount so included in the income of the holder. Appreciation in the stock subsequent to the exercise date will be taxed as long term or short term capital gain, depending on whether the stock was held for more than one year after the exercise date.

If, on a change of control of our Company, the exercisability or vesting of an award is accelerated, any excess on the date of the change of control of the fair market value of the shares or cash issued under accelerated awards over the purchase price of such shares, if any, may be characterized as "parachute payments" (within the meaning of Section 280G) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the "base amount" for such employee. The base amount generally is the average of the annual compensation of such employee for the five years preceding such change in ownership or control. An "excess parachute payment," with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person's base amount. If the amounts received by an employee upon a change-in-control are characterized as parachute payments, such employee will be subject to a 20 percent excise tax on the excess parachute payment and we will be denied any deduction with respect to such excess parachute payment.

Taking all these factors into consideration, however, the Board of Directors believes that these measures should increase the likelihood that all of the Company’s shareholders will be treated equally and fairly when shareholder action is taken, and should enhance the ability of the Company and its shareholders to carefully consider shareholder nominations and proposals.

APPROVAL OF SECURITIES EXCHANGE AGREEMENT

The Company was incorporated in the State of New Jersey on October 1, 2003 under the name of Creative Beauty Supply of New Jersey Corporation and subsequently changed its name to Gotham Capital Holdings, Inc. on May 18, 2015. The Company commenced operations in the beauty supply industry as of January 1, 2004. On November 30, 2007, the Company’s Board of Directors approved a plan to dispose of its wholesale and retail beauty supply business. As of January 1, 2009, the Company has had no operations and is a shell company.

 As such, our management has considered and is considering other potential opportunities, including opportunities in businesses which have no connection to the beauty supply business. We have evaluated business opportunities that appear potentially profitable and will determine as opportunities arise whether to become involved in a different business.

 Further to our investigation of business opportunities, we have agreed to acquire all of the issued and outstanding shares of OXYS Corporation, a Nevada corporation (OXYS).  The principal place of business of OXYS is 705 Cambridge St., Cambridge, MA 02142.  Their contact number is (617) 500-5101. We have entered into a securities exchange agreement with the shareholders of OXYS to acquire 100% of the issued voting shares of OXYS in exchange for 34,687,244 of the Company’s common shares. The 34,687,244 common shares to be issued consist wholly of securities exempt from registration under the Securities Act of 1933. The share consideration to be paid by the Company to the OXYS shareholders will represent 90.2% of our issued voting equity on a fully diluted basis following closing. Our acquisition of OXYS is an arm's length transaction. No transactions, corporate events, negotiations, contacts, or conflicts of interest occurred between the Company and OXYS outside of this agreement during the past two years.  There are no legal proceedings related to the agreement, and there are no further regulatory requirements connected to the agreement.  OXYS is in the business of providing a combination of hardware and software products combined with services at the Edge of the Industrial Internet of Things (IIOT). The software services on top of that platform will enable local data processing, filtering, aggregation etc. to ensure that only that data worth keeping goes to higher levels. The OXYS Edge Device will also ensure that a local “SECRET KEY” known only to the OXYS Edge Device is safely stored and can never be hacked at the cloud level. In this way customer data cannot be mined by companies like Google, Microsoft, Amazon etc. to surreptitiously create additional value on the backs of clients. OXYS will return control of data to the customer and will realize some of the value stream that would otherwise have gone to the cloud.

 The business model of OXYS consists of the following aspects:

1. EdgeTelligence™: Provide a unique OXYS Edge Computing Device to serve as the local hardware platform for local analytics

2. EdgeRune™: Provide software to enable these local analytics

3. EdgeMap™: Provide data science and data analytics consulting services

 Therefore, there will be three associated revenue streams: hardware sales, software sales and licensing, and consulting services. The OXYS system including the “SECRET KEY” is expected to be fully operative in less than six months and ready to be incorporated into hundreds of thousands of industrial devices, following successful funding.

 IIoT Security. OXYS is additionally working universities, other companies, and other entrepreneurs in the area to implement best in class security from both a hardware and software perspective. This provides additional revenue sources and access to customers in the IIoT and even the internetworking of physical devices known as the Internet of Things.

Regulatory Approvals

No federal or state regulatory requirements must be complied with or approval must be obtained in connection with the transaction and, if so, the status of the compliance or approval.

Change of Control

 At the closing of the Securities Exchange Agreement, the OXYS Stockholders will transfer all of their OXYS common shares to us in exchange for an aggregate of 34,687,244 newly issued Company common shares. Also at closing of the Securities Exchange Agreement, Carmine Catizone and Pasquale Catizone will transfer to us an aggregate of 1,500,000 common shares for cancellation such that neither Catizone shall retain 5% or more of our voting securities. Pasquale Catizone has entered into a consulting agreement with OXYS to provide consulting services during the transition.  Upon closing of these transactions, the Company will have 38,453,319 common shares issued and outstanding. The 34,687,244 common shares issued to the OXYS Stockholders at closing will represent 90.2% of our voting securities.

 As a result of the transactions to be effected by the Securities Exchange Agreement, (i) the new officers and directors will own 7,736,843 of our common shares, representing 20.1% of our voting securities, (ii) the only other 5% or more shareholder will own 3,000,000 of our common shares, representing 7.8% of our voting securities (iii) Carmine Catizone and Daniel Generelli will each resign as officers and directors, and (iv) Giro DiBiase will be appointed as Chief Executive Officer and Director, Vidyadhar Mitta will be appointed as a Director and Nevan C. Hanumara will be appointed as Secretary and a Director.

EFFECTIVE DATE OF THE CORPORATE ACTIONS

 Pursuant to Rule 14c-2 under the Exchange Act, the corporate actions will not be effective, until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders. The Company anticipates that this Information Statement will be mailed to our stockholders as of the record date on or about May 10, 2017. Therefore, the Company anticipates that the corporate action discussed above will be effective, and the Articles of Merger will be filed with the Secretary of State for the states of New Jersey and Nevada, on or about May 30, 2017.

 The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Company’s common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 The following table sets forth, as of June 21, 2017, the number and percentage of the Company’s outstanding common shares owned by (i) each person known to us to beneficially own more than 5% of its outstanding common stock, (ii) each director, (iii) each named executive officer and significant employee, and (iv) all officers and directors as a group. This table has been prepared based on 5,266,075 shares outstanding as of June 21, 2017.

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percentage of Class
Carmine Catizone (2)	Common: 1,729,000 (direct)	32.83%
10 1/2 Walker Avenue	40,300 (1) (indirect)	0.77%
Morristown, NJ 07960

Daniel T. Generelli	Common: 20,000	0.38%
24 Kansas Street
Hackensack, NJ 07601

All Directors & Officers	Common: 1,729,000 (direct)	33.21%
as a group (2 persons)	40,300 (indirect)	0.77%

Pasquale Catizone (2)	Common: 2,698,000 (direct)	51.23%
266 Cedar Street
Cedar Grove, NJ 07009

(1)Carmine Catizone and Phyllis Catizone are husband and wife and are deemed to be the beneficial owners of each other's shares and custodial shares.

(2)Carmine Catizone and Pasquale Catizone are brothers.

EXECUTIVE COMPENSATION

To date, the Company has not entered into employment agreements nor are any contemplated.

Name and Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards	Securities Underlying Options/ SARS	LTIF Payouts ($)	All Other Compensation ($)
Carmine Catizone	2015	-	-	-	-	-	-	-
President	2016	-	-	-	-	-	-	-

Daniel Generelli	2015	-	-	-	-	-	-	-
Secretary	2016	-	-	-	-	-	-	-
Treasurer

Compensation Discussion and Analysis

As of the date of this report, while seeking a business combination, the Company’s management anticipates devoting up to five (5) hours per month to the business of the Company. The Company’s current officers and directors do not receive any compensation for their services rendered to the Company, have not received such compensation in the past, and are not accruing any compensation pursuant to any agreement with the Company.

The officers and directors of the Company will not receive any finder's fees, either directly or indirectly, as a result of their efforts to implement the Company’s business plan outlined herein. However, the officers and directors of the Company anticipate receiving benefits as shareholders of the Company.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have yet been adopted by the Company for the benefit of its employees.

The Company has not entered into any employment agreements with any of its officers, directors, or other persons, and no such agreements are anticipated in the immediate future.

The Company has no other executive compensation elements that would require the inclusion of tabular disclosure or narrative discussion.

Board of Directors Compensation

Members of the board of directors may receive an amount yet to be determined annually for their participation and will be required to attend a minimum of four meetings per fiscal year. To date, the Company has not paid any directors' fees or expenses.

Compensation Committee Interlocks and Insider Participation

The Company has no compensation committee. Carmine Catizone and Daniel Generelli, acting in their positions as directors, participated in deliberations regarding approval of the compensation plan.

Compensation Committee Report

Carmine Catizone and Daniel Generelli, acting in their position as directors, have reviewed and discussed the compensation discussion and analysis required by Item 402(b). This analysis has been provided above.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

 As of March 16, 2017, there were 5,266,075 common shares issued and outstanding. Each holder of common stock is entitled to one vote per share.

 Stockholders holding in the aggregate 4,507,300 common shares of the Company and 84.2% of the voting power of our outstanding common shares have approved the corporate actions discussed herein by written consent dated March 16, 2017.

VOTING PROCEDURES

 Pursuant to the NJRS and our governing documents, the affirmative vote of the holders of a majority of our outstanding common stock is sufficient to amend our Articles of Incorporation, which vote was obtained by the written consent of the Majority Shareholders as described herein. As a result, the amendment to our Articles of Incorporation has been approved and no further votes will be needed.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

 No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Amendment of our Articles of Incorporation relative to the proposed corporate actions.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

 This Information Statement should be read in conjunction with certain reports that we previously filed with the Commission. The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith, files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system. Copies of such filings may also be obtained by writing to Gotham Capital Holdings, Inc. at 266 Cedar Street, Cedar Grove, NJ 07009.

NO DISSENTERS’ RIGHTS

 Pursuant to the NJBCA, the corporate actions described in this Information Statement will not afford stockholders the opportunity to dissent from the action described herein and to receive an agreed or judicially appraised value for their common shares.

STOCKHOLDERS SHARING AN ADDRESS

 Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address. We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder. A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to Gotham Capital Holdings, Inc. at 266 Cedar Street, Cedar Grove, NJ 07009 or can order a copy over the phone by calling our office at (973) 239-2952.

On behalf of the Board of Directors,

June 27, 2017

/s/ Carmine Catizone

Carmine Catizone

Chief Executive Officer

Director

EXHIBIT A

IIOT-OXYS, INC.

2017 STOCK AWARDS PLAN

1.  Purpose. The purpose of the IIOT-OXYS, Inc. 2017 Stock Awards Plan is to provide a means through which IIOT-OXYS, Inc., a Nevada corporation, and its subsidiaries, if any, may attract, retain and motivate employees, directors and persons affiliated with the Company, including, but not limited to, non-employee consultants, and to provide a means whereby such persons can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company. A further purpose of the Plan is to provide such participants with additional incentive and reward opportunities designed to enhance the profitable growth and increase stockholder value of the Company. To further align the interests of employees, directors and non-employee consultants with those of the stockholders by providing incentive compensation opportunities tied to the performance of the Common Stock and by promoting increased ownership of the Common Stock by such individuals. The Plan is also intended to advance the interests of the Company and its stockholders by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successfully conduct of the Company’s business is largely dependent. Accordingly, the Plan provides for granting Incentive Stock Options, options that do not constitute Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Phantom Stock Awards, or any combination of the foregoing, as is best suited to the particular circumstances as provided herein.

2.  Definitions. The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

(a)  “Affiliates” means any “parent corporation” of the Company and any “subsidiary” of the Company within the meaning of Code Sections 424(e) and (f), respectively, and any entity which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with the Company.

(b)  “Award” means, individually or collectively, any Option, Restricted Stock Award, Phantom Stock Award or Stock Appreciation Right.

(c)  “Board” means the Board of Directors of the Company.

(d)  “Change of Control” means the occurrence of any of the following events: ‘

(i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly- owned subsidiary of the Company),

(ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company),

(iii) the Company is to be dissolved and liquidated,

 (iv) any person or entity, including a “group” as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company’s voting stock (based upon voting power), or

(v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

(e)  “Change of Control Value” shall mean

(i) the per share price offered to stockholders of the Company in any merger, consolidation, reorganization, sale of assets or dissolution transaction,

(ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place, or

(iii) if a Change of Control occurs other than pursuant (i) or (ii) above, the Fair Market Value per share of the shares into which Awards are exercisable, as determined by the Committee, whichever is applicable.

In the event that the consideration offered to stockholders of the Company consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(f)  “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulations under such section.

(g)  “Committee” means the Board or any Compensation Committee of the Board that shall be constituted

(i) as to permit the Plan to comply with Rule 16b-3, and

(ii) solely of “outside directors,” within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder.

(h)  “Company” means IIOT-OXYS, Inc.

(i)  “Consultant” means any person which is a consultant or advisor to the Company and which is a natural person and who provides bona fide services to the Company which are not in connection with the offer or sale of securities in a capital-raising transaction for the Company, and do not directly or indirectly promote or maintain a market for the Company’s securities.

(j)  “Director” means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

(k)  An “employee” means any person (including an officer or a Director) in an employment relationship with the Company or any parent or subsidiary corporation (as defined in Section 424 of the Code).

(l)  “1934 Act” means the Securities Exchange Act of 1934, as amended.

(m)  “Fair Market Value” means, as of any specified date, the mean of the high and low sales prices of the Stock

(i) reported by any interdealer quotation system on which the Stock is quoted on that date or

(ii) if the Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported.

 If the Stock is traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Stock on the most recent date on which Stock was publicly traded. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

(n)  “Holder” means a Participant who has been granted an Award.

(o)  “Incentive Stock Option” means an incentive stock option within the meaning of Section 422(b) of the Code.

(p)  “Nonqualified Stock Option” means an option granted under Section 7 of the Plan to purchase Stock that does not constitute an Incentive Stock Option.

(q)  “Option” means an Award granted under Section 7 of the Plan and includes both Incentive Stock Options to purchase Stock and Nonqualified Stock Options to purchase Stock.

(r)  “Option Agreement” means a written agreement between the Company and a Holder with respect to an Option.

(s)  “Participant” means individually or collectively, an employee, member of the Board or person affiliated with the Company or any of its Affiliates, who participates in the Plan.

(t)  “Phantom Stock Award” means an Award granted under Section 10 of the Plan.

(u)  “Phantom Stock Award Agreement” means a written agreement between the Company and a Holder with respect to a Phantom Stock Award.

(v)  “Reload Option” means the grant of a new Option to a Holder who exercises an Option(s) as provided in Section 7(f) of the Plan.

(w)  “Restricted Stock Agreement” means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

(x)  “Restricted Stock Award” means an Award granted under Section 9 of the Plan.

(y)  “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

(z)  “Spread” means, in the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date such right is exercised over the price designated in such Stock Appreciation Right.

(aa)  “Stock” means the Common Stock par value, $0.001 per share, of the Company.

(bb)  “Stock Appreciation Right” means an Award granted under Section 8 of the Plan.

(cc)  “Stock Appreciation Rights Agreement” means a written agreement between the Company and a Holder with respect to an Award of Stock Appreciation Rights.

3.  Effective Date and Term. The Plan shall be effective upon its adoption by the Board, provided that the Plan has been or is approved by the stockholders of the Company within twelve months of its adoption by the Board. No further Awards may be granted under the Plan on or after the date that is ten years following the effective date. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

4.  Administration. The Plan shall be administered by the Board or by the Committee as authorized by the Board (hereinafter where the term “Committee” is used “Board” shall be substituted, if no Committee has been established). Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which Participant shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option, Nonqualified Option or Stock Appreciation Right shall be granted, the number of common shares which may be issued under each Option, Stock

Appreciation Right or Restricted Stock Award, and the value of each Phantom Stock Award. In making such determinations the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the Company’s success and such other factors as the Committee in its discretion shall deem relevant. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Section 4 shall be conclusive.

5.  Shares Subject to the Plan. Subject to Section 11, the aggregate number of common shares that may be issued under the Plan shall be 7,000,000 common shares. The Stock to be offered pursuant to the grant of an Award may be authorized but unissued Stock or Stock previously issued and outstanding and reacquired by the Company.  Shares of Stock shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate or the Award is paid in cash, any shares of common stock subject to such Award shall again be available for the grant of an Award. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of a Nonqualified Stock Option.

6.  Eligibility. Awards may be granted only to persons who, at the time of grant, are employees, members of the Board or persons affiliated with the Company or any of its Affiliates. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option or a Nonqualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Phantom Stock Award or any combination thereof.

7.  Stock Options.

(a) Option Period. The term of each Option shall be as specified by the Committee at the date of grant.

(b) Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

(c) Special Limitations on Incentive Stock Options. Incentive Stock Options may only be granted to employees of the Company and a parent or subsidiary thereof which is an Affiliate. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all “incentive stock option” plans of the Company and its parent and subsidiary corporations) exceeds $100,000, the Incentive Stock Options covering common shares in excess of $100,000 (but not Incentive Stock Options covering Stock up to $100,000) shall be treated as Nonqualified Stock Options as determined by the Committee. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an optionee’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code, unless

(i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Stock subject to the Option and

(ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

(d) Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under Section 422 of the Code. An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of common shares (plus cash if necessary) having a Fair Market Value equal to such option price. Payment in full or in part may also be made by reduction in the number of shares of common stock issuable upon the exercise of an Option, based on the Fair Market Value of the shares of common stock on the date the Option is exercised. Each Option Agreement shall provide that the Option may not be exercised earlier than 30 days from the date of grant and shall specify the effect of termination of employment or service on the exercisability of the Option. Moreover, an Option Agreement may provide for a “cashless exercise” of the Option by establishing procedures whereby the Holder, by a properly-executed written notice, directs

(i) an immediate market sale or margin loan respecting all or a part of the common shares to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Holder of the option price,

(ii) the delivery of the shares of common stock from the Company directly to a brokerage firm and

(iii) the delivery of the option price from the sale or margin loan proceeds from the brokerage firm directly to the Company.

Such Option Agreement may also include, without limitation, provisions relating to

 (i) vesting of Options, subject to the provisions hereof accelerating such vesting on a Change of Control,

(ii) tax matters (including provisions (y) permitting the delivery of additional common shares or the withholding of common shares from those acquired upon exercise to satisfy federal or state income tax withholding requirements and (z) dealing with any other applicable employee wage withholding requirements), and

 (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine.

The terms and conditions of the respective Option Agreements need not be identical.

(e) Option Price and Payment. The price at which a share of Stock may be purchased upon exercise of an Option shall be determined by the Committee, but such purchase price shall not be less than, in the case of Incentive Stock Options, the Fair Market Value of Stock subject to an Option on the date the Option is granted and (ii) such purchase price shall be subject to adjustment as provided in Section 11. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee.

(f) Reload Options. The Committee shall have the authority to and, in its sole discretion may, specify at or after the time of grant of a Nonqualified Stock Option, that a Holder shall be automatically granted a Reload Option in the event such Holder exercises all or part of an original option within five years of the date of grant of the Original Option, by means of, in accordance with Section 7(d) of this Plan,

 (i) a cashless exercise,

 (ii) a reduction in the number of common shares issuable upon such exercise sufficient to pay the purchase price and the applicable withholding taxes, based on the Fair Market Value of the common shares on the date the Option is exercised, or

 (iii) surrendering to the Company already owned common shares in full or partial payment of the purchase price under the Original Option and the applicable withholding taxes.

The grant of Reload Options shall be subject to the availability of common shares under this Plan at the time of exercise of the Original Option and to the limits provided for in Section 5 of this Plan. The Committee shall have the authority to determine the terms of any Reload Options granted.

(g) Stockholder Rights and Privileges. The Holder shall be entitled to all the privileges and rights of the stockholder only with respect to such common shares as have been purchased under the Option and for which certificates of stock have been registered in the Holder’s name.

(h) Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become employees as a result of a merger or consolidation of the employing corporation with the Company or any subsidiary, or the acquisition by the Company or a subsidiary of the assets of the employing corporation, or the acquisition by the Company or a subsidiary of stock of the employing corporation with the result that such employing corporation becomes a subsidiary.

8. Stock Appreciation Rights.

(a) Stock Appreciation Rights. A Stock Appreciation Right is the right to receive an amount equal to the Spread with respect to a share of Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that the Stock Appreciation Right shall be cancelled when and to the extent the related Option is exercised and that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of Options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement which shall contain such terms and conditions as may be approved by the Committee. The Spread with respect to a Stock Appreciation Right shall be payable in cash, common shares with a Fair Market Value equal to the Spread or in a combination of cash and common shares, at the election of the Holder. With respect to Stock Appreciation Rights that are subject to Section 16 of the 1934 Act, however, the Committee shall, except as provided in Section 11(c), retain sole discretion

(i) to determine the form in which payment of the Stock Appreciation Right will be made (i.e., cash, securities or a combination thereof) or

(ii) to approve an election by a Holder to receive cash in full or partial settlement of Stock Appreciation Rights.

Each Stock Appreciation Rights Agreement shall provide that the Stock Appreciation Rights may not be exercised earlier than 30 days from the date of grant and shall specify the effect of termination of employment on the exercisability of the Stock Appreciation Rights.

(b) Other Terms and Conditions. At the time of such Award, the Committee, may in its sole discretion, prescribe additional terms, conditions or restrictions relating to Stock Appreciation Rights, including but not limited to rules pertaining to termination of employment (by retirement, disability, death or otherwise) or termination of service of a Holder prior to the expiration of such Stock Appreciation Rights. Such additional terms, conditions or restrictions shall be set forth in the Stock Appreciation Rights Agreement made in conjunction with the Award. Such Stock Appreciation Rights Agreements may also include, without limitation, provisions relating to

 (i) vesting of Awards, subject to the provisions hereof accelerating vesting on a Change of Control,

 (ii) tax matters (including provisions covering applicable wage withholding requirements), and

(iii) any other matters not inconsistent with the terms and provisions of this Plan, that the Committee shall in its sole discretion determine.

The terms and conditions of the respective Stock Appreciation Rights Agreements need not be identical.

(c) Award Price. The award price of each Stock Appreciation Right shall be determined by the Committee, but such award price:

(i) shall not be less than the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is granted (or such greater exercise price as may be required if such Stock Appreciation Right is granted in connection with an Incentive Stock Option that must have an exercise price equal to 110% of the Fair Market Value of the Stock on the date of grant pursuant to Section 7(c)), and

 (ii) shall be subject to adjustment as provided in Section 11.

(d) Exercise Period. The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant.

(e) Limitations on Exercise of Stock Appreciation Right. A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

 9. Restricted Stock Awards.

(a) Forfeiture Restrictions to be established by the Committee. Shares of Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Holder and an obligation of the Holder to forfeit and surrender the shares to the Company under certain circumstances. The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon

(i) the attainment of business objectives established by the Committee that are based on

(1) the price of a common share,

(2) the Company’s earnings per share,

(3) the Company’s revenue,

(4) the revenue of a business unit of the Company designated by the

    Committee,

 (5) the return on stockholders’ equity achieved by the Company,

 (6) the Company’s pre-tax cash flow from operations, or

 (7) similar criteria established by the Committee,

 (ii) the Holder’s continued employment with the Company for a specified period of time, or

 (iii) other measurements of individual, business unit or Company performance.

Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 9(b) or Section 11.

(b) Other Terms and Conditions. Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to receive dividends with respect to Stock subject to a Restricted Stock Award, to vote Stock subject thereto and to enjoy all other stockholder rights, except that

 (i) the Holder shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions shall have expired,

(ii) the Company shall retain custody of the Stock until the Forfeiture Restrictions shall have expired,

 (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Stock until the Forfeiture Restrictions shall have expired, and

 (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement, shall cause a forfeiture of the Restricted Stock Award.

At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment (by retirement, disability, death or otherwise) or termination of service of a Holder prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include, without limitation, provisions relating to

 (i) subject to the provisions hereof accelerating vesting on a Change of Control, vesting of Awards,

(ii) tax matters (including provisions (y) covering any applicable employee wage withholding requirements and (z) prohibiting an election by the Holder under Section 83(b) of the Code), and

(iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine.

The terms and conditions of the respective Restricted Stock Agreements need not be identical.

(c) Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

(d) Agreements. At the time any Award is made under this Section 9, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical.

10. Phantom Stock Awards.

(a) Phantom Stock Awards. Phantom Stock Awards are rights to receive an amount equal to the Fair Market Value of Stock over a specified period of time, which vest over a period of time or upon the occurrence of an event (including without limitation a Change of Control) as established by the Committee, without payment of any amounts by the Holder thereof (except to the extent otherwise required by law). Each Phantom Stock Award may have a maximum value established by the Committee at the time of such Award.

(b) Award Period. The Committee shall establish, with respect to and at the time of each Phantom Stock Award, a period over which or the event upon which the Award shall vest with respect to the Holder.

(c) Awards Criteria. In determining the value of Phantom Stock Awards, the Committee shall take into account a Participant’s responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

(d) Payment. Following the end of the vesting period for a Phantom Stock Award, the Holder of a Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, based on the then vested value of the Award. Payment of a Phantom Stock Award may be made in cash, Stock or a combination thereof as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion. Any payment to be made in Stock shall be based on the Fair Market Value of the Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, as determined by the Committee and as provided in the Phantom Stock Award Agreement. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

(e) Termination of Employment or Service. A Phantom Stock Award shall terminate if the Holder does not remain continuously in the employ or in the service of the Company at all times during the applicable vesting period, except as may be otherwise determined by the Committee or as set forth in the Award at the time of grant.

(f) Agreements. At the time any Award is made under this Section 10, the Company and the Holder shall enter into a Phantom Stock Award Agreement setting forth each of the matters contemplated hereby and such matters described in this Section 10 as the Committee may determine to be appropriate. The terms and provisions of the respective agreements need not be identical.

11. Recapitalization and Reorganization.

(a)  The shares with respect to which Awards may be granted are common shares as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation by the Company of the common shares, then the number of common shares with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

(b)  If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted, the Holder shall be entitled to (or entitled to purchase, if applicable) under such Award, in lieu of the number of common shares then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of common shares then covered by such Award.

(c)  In the event of a Change of Control, all outstanding Awards shall immediately vest and become exercisable or satisfiable, as applicable. The Committee, in its discretion, may determine that upon the occurrence of a Change of Control, each Award other than an Option outstanding hereunder shall terminate within a specified number of days after notice to the Holder, and such Holder shall receive, with respect to each share of Stock subject to such Award, cash in an amount equal to the excess, if any, of the Change of Control Value over the exercise price, if any, applicable to the Award. Further, in the event of a Change of Control, the Committee, in its discretion shall act to effect one or more of the following alternatives with respect to outstanding Options, which may vary among individual Holders and which may vary among Options held by any individual Holder:

(i) determine a limited period of time on or before a specified date (before or after such Change of Control) after which specified date all unexercised Options and all rights of Holders thereunder shall terminate,

(ii) require the mandatory surrender to the Company by selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares,

(iii) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or

(iv) provide that thereafter upon any exercise of an Option theretofore granted the Holder shall be entitled to purchase under such Option, in lieu of the number of common shares then covered by such Option the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Holder has been the holder of record of the number of common shares then covered by such Option.

The provisions contained in this paragraph shall not terminate any rights of the Holder to further payments pursuant to any other agreement with the Company following a Change of Control.

(d)  In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 11, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of common shares or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

(e)  The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(f)  Any adjustment provided for in Subparagraphs (a), (b), (c) or (d) above shall be subject to any required stockholder action.

(g)  Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefore or the granting of any later Awards under the Plan or any other stock plan, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of common shares subject to Awards theretofore granted or the purchase price per share, if applicable.

12. Amendment and Termination. The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in any Award theretofore granted may be made which would impair the rights of the Holder without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder).

13. Miscellaneous.

(a) No Right to An Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give a Participant any right to be granted an Award to purchase Stock, a right to a Stock Appreciation Right, a Restricted Stock Award or a Phantom Stock Award or any of the rights hereunder except as may be evidenced by an Award or by an Option Agreement, Stock Appreciation Rights Agreement, Restricted Stock Agreement or Phantom Stock Award Agreement on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

(b) No Employment Rights Conferred. Nothing contained in the Plan shall

 (i) confer upon any Participant any right to continue as an employee or person affiliated with the Company or any subsidiary or

 (ii) interfere in any way with the right of the Company or any subsidiary to terminate his or her employment or consulting arrangement at any time.

(c) Other Laws; Withholding. The Company shall not be obligated to issue any Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional common shares shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

(d) No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

(e) Restrictions on Transfer. Except as otherwise determined by the Committee in cases other than in connection with Incentive Stock Options, an Award shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a “qualified domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the Holder’s lifetime only by such Holder or the Holder’s guardian or legal representative.

(f) Rule 16b-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

(g) Section 162(m). If the Plan is subject to Section 162(m) of the Code, it is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that Options and Stock Appreciation Rights granted hereunder and, if determined by the Committee, Restricted Stock Awards, shall constitute “performance-based” compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m); provided that no such construction or amendment shall have an adverse effect on the economic value to a Holder of any Award previously granted hereunder.

(h) Governing Law. This Plan shall be construed in accordance with the laws of the State of Nevada.

14. Burden and Benefit. The terms and provisions of this Plan shall be binding upon, and shall inure to the benefit of, each Participant, his executives or administrators, heirs, and personal and legal representatives.

Dated the 16th day of March 2017.

IIOT-OXYS, Inc.

By:

, CEO

EXHIBIT B

FORM OF GRANT OF OPTION PURSUANT TO THE

IIOT-OXYS, INC. 2017 STOCK AWARDS PLAN

IIOT-OXYS, Inc., a Nevada corporation, hereby grants to __________________________ an option to purchase ___________ common shares, $0.001 par value of the Company at the purchase price of $______ per share in accordance with and subject to the terms and conditions of the IIOT-OXYS, Inc. 2017 Stock Awards Plan. This option is exercisable in whole or in part, and upon payment in cash or cancellation of fees, or other form of payment acceptable to the Company, to the offices of the Company at 705 Cambridge St., Cambridge, MA 02141. This Grant of Option form supersedes and replaces any prior notice of option grant, description of vesting terms or similar documents previously delivered to Optionee for options granted on the date stated below.

Unless otherwise set forth in a separate employment or consulting agreement executed prior to the date of this Option, in the event that Optionee's employee or consultant status with the Company or any of its subsidiaries ceases or terminates for any reason whatsoever, including, but not limited to, death, disability, or voluntary or involuntary cessation or termination, this Grant of Option shall terminate with respect to any portion of this Grant of Option that has not vested prior to the date of cessation or termination of employee or consultant status, as determined in the sole discretion of the Company. In the event of termination for cause, this Grant of Option shall immediately terminate in full with respect to any un-exercised options, and any vested but un-exercised options shall immediately expire and may not be exercised. Unless otherwise set forth in a separate employment or consulting agreement, vested options must be exercised within one (1) year after the date of termination (other than for cause), notwithstanding the Expiration Date set forth above.

Subject to the preceding paragraph, this Grant of Option, or any portion hereof, may be exercised only to the extent vested per the attached schedule, and must be exercised by Optionee no later than ______________________ (the "Expiration Date") by

 (i) notice in writing, sent by facsimile copy to the Company at its address set forth above; and

 (ii) payment of the Purchase Price of a minimum of $2,000 (unless the Purchase price for the exercise of all vested options available to be exercised totals less than $2,000) pursuant to the terms of this Grant of Option and the Company's Stock Award Plan. Any portion of this Grant of Option that is not exercised on or before to the Expiration Date shall lapse. The notice must refer to this Grant of Option, and it must specify the number of shares being purchased, and recite the consideration being paid therefor. Notice shall be deemed given on the date on which the notice is delivered to the Company by facsimile transmission bearing an authorized signature of Optionee.

This Option shall be considered validly exercised once payment therefore has cleared the banking system or the Company has issued a credit memo for services in the appropriate amount, or receives a duly executed acceptable promissory note, if the Option is granted with deferred payment, and the Company has received written notice of such exercise.

If Optionee fails to exercise this Option in accordance with this Agreement, then this Agreement shall terminate and have no force and effect, in which event Optionor and Optionee shall have no liability to each other with respect to this Grant of Option.

This Option may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

The validity, construction and enforceability of this Grant of Option shall be construed under and governed by the laws of the State of Nevada, without regard to its rules concerning conflicts of laws, and any action brought to enforce this Grant of Option or resolve any controversy, breach or disagreement relative hereto shall be brought only in a court of competent jurisdiction in the State of Nevada.

Unless otherwise set forth in a separate employment or consulting agreement, the shares of stock issuable upon exercise of the Option are not subject to adjustment due to any changes in the capital structure of the Company as set forth in Section 15 of the Plan. Further, the Underlying Shares may not be sold, exchanged, assigned, transferred or permitted to be transferred, whether voluntarily, involuntarily or by operation of law, delivered, encumbered, discounted, pledged, hypothecated or otherwise disposed of until

 (i) the Underlying Shares have been registered with the Securities and Exchange Commission pursuant to an effective registration statement on Form S-8, or such other form as may be appropriate, in the discretion of the Company; or

 (ii) an Opinion of Counsel, satisfactory to the Company, has been received, which opinion sets forth the basis and availability of any exemption for resale or transfer from federal or state securities registration requirements.

The Underlying Shares ___________________ [insert appropriate language: "have" or "have not"] been registered with the Securities and Exchange Commission pursuant to a registration statement on Form S-8.

This Grant of Option relates to options granted on____________________, 20___.

IIOT-OXYS, INC.

BY THE BOARD OF DIRECTORS OR A SPECIAL COMMITTEE THEREOF

NOT FOR EXECUTION

By:

________________________

NOT FOR EXECUTION

By:

________________________

NOT FOR EXECUTION

By:

________________________

OPTIONEE:

NOT FOR EXECUTION

________________________

FORM OF SUBSCRIPTION

(TO BE SIGNED ONLY UPON EXERCISE OF THE OPTION)

IIOT-OXYS, INC.

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into this _____ day of ____________, 20__ by and between IIOT-OXYS, Inc., a Nevada corporation (the “Company”), and _____________________ (“Optionee”).

RECITALS

A.

The Board has adopted the IIOT-OXYS Inc. 2017 Stock Awards Plan, as amended (the “Plan”) pursuant to which Optionee has been granted an option to acquire shares of Common Stock as specified in a Notice of Grant of Stock Option (the “Grant Notice”).

B.

Optionee desires to exercise his or her option to purchase some or all of the option shares (as specified in the Grant Notice) in accordance with the terms and provisions of this Agreement.

C.

Capitalized terms used but not otherwise defined in this Agreement have the respective meanings specified in the Plan and the rules of interpretation set forth in the Plan shall apply to this Agreement.

ARTICLE I

EXERCISE OF OPTION

Section 1.1

Exercise. Optionee hereby purchases _______ shares of Common Stock (the “Purchased Shares”) pursuant to that certain option (the “Option”) granted Optionee on ____________________, 20___ (the “Grant Date”) to purchase up to _______________ shares of Common Stock (the “Option Shares”) under the Plan at the exercise price of ___________ ($_____) per share (the “Exercise Price”).

Section 1.2

Payment. Concurrently with the delivery of this Agreement to the Company, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Stock Option Agreement attached as Exhibit A to the Grant Notice (the “Option Agreement”) and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise.

Section 1.3

Stockholder Rights. Until such time as the Company exercises any applicable right of first refusal, including the right to repurchase shares, at the current Fair Market Value, at the time an employee terminates service to the Company, or other rights to reacquire the Purchased Shares, Optionee (or any successor in interest) shall have all Stockholder rights (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions and other terms and conditions of this Agreement, any other agreement by and between the Company and Optionee, and the Company’s Bylaws and Certificate of Incorporation, as each may be amended from time to time.

ARTICLE II

SECURITIES LAW COMPLIANCE; TRANSFER RESTRICTIONS

Section 2.1

Restricted Securities. The Purchased Shares have not been registered under the Securities Act and are being issued to Optionee in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan or any other exemption from such registration available to the Company. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the Securities Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is acquiring the Purchased Shares for investment purposes only and not with a view to resale and is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 issued under the Securities Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the Securities Act.

Section 2.2

Restrictions on Transfer. The Purchased Shares will be subject to the terms of the Company’s Certificate of Incorporation and Bylaws, as each are amended from time to time. The certificates representing the Purchased Shares will bear legends in substantially any form deemed necessary by the Company. Optionee may not sell, transfer or dispose of any Purchased Shares (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

The Company shall not be required (a) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (b) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

Section 2.3

Market Stand-Off.

(a)

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a transfer from Optionee permitted by the Company (collectively, “Owner”) shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, enter into any hedging or similar transaction with the same economic effect, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days (or such longer period, not to exceed 19 days after expiration of the 180-day period, as the Company or the underwriters shall request in order to facilitate compliance with NASD Rule 2711), and the Market Stand-Off shall in no event be applicable to any underwritten public offering effected more than 180 days after the effective date of the Company’s initial public offering.

(b)

Any new, substituted or additional securities which are by reason of any stock split, stock dividend, recapitalization, combination of shares, or exchange of shares (or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration) distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.

(c)

In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

ARTICLE III

GENERAL PROVISIONS

Section 3.1

At Will Employment. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in service to the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any parent or subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s service to the Company at any time for any reason, with or without cause.

Section 3.2

Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address as such party may designate by 10 days advance written notice under this paragraph to all other parties to this Agreement.

Section 3.3

Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

Section 3.4

No Waiver. The failure of the Company in any instance to exercise any right hereunder shall not constitute a waiver of any other rights that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

Section 3.5

Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

Section 3.6

Governing Law and Venue. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, without regard to conflicts of laws principles. Participant and the Company consent to jurisdiction of the courts of the State of Nevada and/or the federal district courts for the purpose of resolving all issues of law, equity, or fact, arising out of or in connection with this Agreement. Any action involving claims of a breach of this Agreement shall be brought in such courts. Each party consents to personal jurisdiction over such party in the state and/or federal courts of Nevada and hereby waives any defense of lack of personal jurisdiction.

Section 3.7

Counterparts. This Agreement may be executed and delivered by facsimile, e-mail, or other electronic signature, and in two or more counterparts, each of which will be deemed an original, and all of which will constitute the same agreement.

Section 3.8

Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon Optionee, Optionee’s permitted assigns and the legal representatives, heirs and legatees of Optionee’s estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

COMPANY:

IIOT-OXYS, Inc.

NOT FOR EXECUTION

By:

NAME

TITLE

OPTIONEE:

NOT FOR EXECUTION

Signature:

Printed Name:

Address:

EXHIBIT C

SECURITIES EXCHANGE AGREEMENT

By and Among

GOTHAM CAPITAL HOLDINGS, INC.

OXYS CORPORATION

And

THE SHAREHOLDERS OF OXYS CORPORATION

Dated as of March 16, 2017

Annex A

Schedule of Securities Exchanged

Annex B

Definitions

SECURITIES EXCHANGE AGREEMENT

This SECURITIES EXCHANGE AGREEMENT (this “Agreement”), dated as of March 16, 2017, is by and among Gotham Capital Holdings, Inc., a New Jersey corporation (“Gotham”), OXYS Corporation, a Nevada corporation (“OXYS”), and the shareholders of OXYS identified on Annex A hereto (each, a “Selling Shareholder” and together the “Selling Shareholders”). Each of the parties to this Agreement is individually referred to herein as a “Party” and collectively, as the “Parties.” Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in Annex B hereto.

BACKGROUND

A.

OXYS has outstanding the securities listed in Annex A (the “OXYS Securities”), all of which are held by the Selling Shareholders. Each Shareholder is the record and beneficial owner of the OXYS Securities set forth opposite such Shareholder’s name Annex A hereto. Each Selling Shareholder has agreed to transfer all of his, her or its (hereinafter “its”) OXYS Securities in exchange for newly issued shares of the Common Stock, $0.001 par value per share, of Gotham (the “Gotham Stock”) that will, in the aggregate, constitute 34,687,244, or 90.2% of the issued and outstanding capital stock of Gotham on a fully diluted basis as of and immediately after the Closing, assuming the retirement of 1,500,000 post split common shares. The number of shares of Gotham Stock to be received by each Shareholder or its designee is listed opposite each such Shareholder’s name in Annex A. The aggregate number of shares of Gotham Stock that is reflected on Annex A is referred to herein as the “Shares.”

B.

The Board of Directors of Gotham and the Board of Directors of OXYS have determined that it is desirable to affect this securities exchange.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

Exchange of Securities

A.1.

Securities Exchange.

At the Closing, each Selling Shareholder shall sell, transfer, convey, assign and deliver to Gotham the OXYS Securities free and clear of all Liens, in exchange for the Gotham Stock listed in Annex A opposite such Shareholder’s name.

A.2.

Closing.

Gotham has filed a Schedule 14(c) with the Securities and Exchange Commission. Pursuant Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, this Securities Exchange Agreement will not be effective and any documentation effectuating the corporate action will not be filed with the appropriate authorities, until twenty (20) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders. The Securities Exchange Agreement is expected to become effective on or after May 30, 2017. The closing (the “Closing”) of the transactions contemplated hereby (the “Transactions”) shall take place on the date thereof (the “Closing Date”) remotely via electronic exchange of documents and signatures.

ARTICLE II

Representations and Warranties of the Shareholders

Each of the Selling Shareholders hereby severally (and not jointly) represents and warrants to Gotham with respect to itself, as follows.

2.1.

Good Title.

The Selling Shareholders are the record and beneficial owners, and have good title to their OXYS Securities, with the right and authority to sell and deliver such OXYS Securities. Upon delivery of any certificate or certificates duly assigned, representing the same as herein contemplated and/or upon registering of Gotham as the new owner of such OXYS Securities in the applicable securities registers of OXYS, Gotham will receive good title to such OXYS Securities, free and clear of all Liens.

2.2.

Organization. The Selling Shareholders, if an entity, are duly organized and validly existing in its jurisdiction of organization.

2.3.

Power and Authority.

Each Selling Shareholder has the legal power and authority to execute and deliver this Agreement and to perform its obligations hereunder. All acts required to be taken by the Selling Shareholders to enter into this Agreement and to carry out the Transactions have been properly taken. This Agreement constitutes a legal, valid and binding obligation of the Selling Shareholders, enforceable against the Selling Shareholders in accordance with the terms hereof.

2.4.

No Conflicts.

The execution and delivery of this Agreement by the Selling Shareholders and the performance by each Selling Shareholder of its obligations hereunder in accordance with the terms hereof: (a) will not require the consent of any third party or Governmental Entity under any Laws; (b) will not violate any Laws applicable to each Selling Shareholder; and (c) will not violate or breach any contractual obligation to which a Selling Shareholder is a party.

2.5.

Litigation.

There is no pending proceeding against the Selling Shareholders that involves the OXYS Securities or that challenges, or may have the effect of preventing, delaying or making illegal, or otherwise interfering with, any of the Transactions and, to the knowledge of the Selling Shareholders, no such proceeding has been threatened, and no event or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such proceeding.

2.6.

No Finder’s Fee.

The Selling Shareholders have not created any obligation for any finder’s, investment banker’s or broker’s fee in connection with the Transactions that are not payable entirely by the Selling Shareholder.

2.7.

Purchase Entirely for Own Account.

The Selling Shareholders are acquiring the Gotham Stock proposed to be acquired hereunder for investment for its own account and not with a view to the resale or distribution of any part thereof, and the Selling Shareholders have no present intention of selling or otherwise distributing the Gotham Stock, except in compliance with applicable securities laws.

2.8.

Available Information.

The Selling Shareholders have such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in Gotham and has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Gotham Stock.

2.9.

Non-Registration.

The Selling Shareholders understand that the Gotham Stock has not been registered under the Securities Act and, if issued in accordance with the provisions of this Agreement, will be issued by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Selling Shareholders’ representations as expressed herein. The non-registration shall have no prejudice with respect to any rights, interests, benefits and entitlements attached to the Shares in accordance with Gotham’ charter documents or the laws of its jurisdiction of incorporation.

2.10.

Restricted Securities.

The Selling Shareholders understand that the Gotham Stock is characterized as “restricted securities” under the Securities Act in as much as this Agreement contemplates that, if acquired by the Selling Shareholders pursuant hereto, the Gotham Stock would be acquired in a transaction not involving a public offering. The issuance of the Gotham Stock hereunder is being affected in reliance upon an exemption from registration afforded under Regulation D and/or Section 4(a)(2) of the Securities Act for transactions by an issuer not involving a public offering. The Selling Shareholders further acknowledge that if the Gotham Stock is issued to the Selling Shareholders in accordance with the provisions of this Agreement, such Gotham Stock may not be resold without registration under the Securities Act or the existence of an exemption therefrom. Each Selling Shareholder represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

2.11.

Legends.

 It is understood that the Gotham Stock will bear the following legend or one that is substantially similar to the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH

COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

2.12.

Additional Legend.

Additionally, the Gotham Stock will bear any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended.

ARTICLE III

Representations and Warranties of OXYS

Subject to the exceptions set forth in the OXYS Disclosure Letter (regardless of whether or not the OXYS Disclosure Letter is referenced below with respect to any particular representation or warranty), OXYS represents and warrants to Gotham and the Shareholders as follows.

3.1.

Organization, Standing and Power.

OXYS and each of its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted, other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect on OXYS and its subsidiaries taken as a whole, a material adverse effect on the ability of OXYS to perform its obligations under this Agreement or on the ability of OXYS to consummate the Transactions (a “OXYS Material Adverse Effect”).

3.2.

Subsidiaries; Equity Interests.

The OXYS Disclosure Letter lists each subsidiary of OXYS and its jurisdiction of organization. All the outstanding shares of capital stock or equity investments of each subsidiary have been validly issued and are fully paid and non-assessable and are as of the date of this Agreement owned by OXYS or by another subsidiary unless otherwise indicated on the OXYS Disclosure Letter.

3.3.

Capital Structure.

The authorized capitalization of OXYS consists of 50,000,000 Common Shares, 34,687,244 of which are issued and outstanding. Except as set forth above or in the OXYS Disclosure Letter, no common shares or other voting securities of OXYS are issued, reserved for issuance or outstanding. All outstanding securities of OXYS and each of its subsidiaries are duly authorized, validly issued, fully paid and non-assessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the applicable corporate laws, the OXYS Constituent Instruments or any Contract to which OXYS is a party or otherwise bound. As of the date of this Agreement, except as set forth in the OXYS Disclosure Letter, there are not any options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which OXYS or any of its subsidiaries is a party or by which any of them is bound.

3.4.

Authority; Execution and Delivery; Enforceability.

OXYS has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery by OXYS of this Agreement and the consummation by OXYS of the Transactions have been duly authorized and approved by the Board of Directors of OXYS and no other corporate proceedings on the part of OXYS are necessary to authorize this Agreement and the Transactions. When executed and delivered, this Agreement will be enforceable against OXYS in accordance with its terms.

3.5.

No Conflicts; Consents.

(a)

The execution and delivery by OXYS of this Agreement does not, and the consummation of the Transactions and compliance with the terms hereof will not, conflict with, or result in any violation of or default under, any provision of (i) the OXYS Constituent Instruments or the comparable charter or organizational documents of any of its subsidiaries, (ii) any Contract to which OXYS or any of its subsidiaries is a party or to which any of their respective properties or assets is subject or (iii) subject to the filings and other matters referred to in Section 3.6(b), any material judgment, order or decree or material law applicable to OXYS or any of its subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and would not reasonably be expected to have a OXYS Material Adverse Effect.

(b)

Except as set forth in the OXYS Disclosure Letter, no Consent of, or registration, declaration or filing with, or permit from, any Governmental Entity is required to be obtained or made by or with respect to OXYS or any of its subsidiaries in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions.

3.6.

Taxes.

OXYS and each of its subsidiaries has timely filed, or has caused to be timely filed on its behalf, all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate, except to the extent any failure to file or any inaccuracies in any filed Tax Returns, individually or in the aggregate, have not had and would not reasonably be expected to have a OXYS Material Adverse Effect.

3.7.

Litigation.

Except as set forth in the OXYS Disclosure Letter, there is no Action against or affecting OXYS or any of its subsidiaries or any of their respective properties which (a) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Shares or (b) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a OXYS Material Adverse Effect.

3.8.

Compliance with Applicable Laws.

Except as set forth in the OXYS Disclosure Letter, OXYS and each of its subsidiaries have conducted their business and operations in compliance with all applicable Laws, except for instances of noncompliance that, individually and in the aggregate, have not had and would not reasonably be expected to have a OXYS Material Adverse Effect. This Section 3.9 does not relate to taxes, which are the subject of Section 3.6.

3.9.

Brokers.

Except as set forth in the OXYS Disclosure Letter, no broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of OXYS or any of its subsidiaries.

3.10.

Contracts.

 Neither OXYS nor any of its subsidiaries is in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or to which it or any of its properties or assets is subject, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a OXYS Material Adverse Effect.

3.11.

Financial Statements.

On or before the Closing, OXYS will deliver to Gotham its audited financial statements for the period from inception (August 4, 2016) to December 31, 2016 (collectively, the “OXYS Financial Statements”). The OXYS Financial Statements shall be prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period indicated. The OXYS Financial Statements shall fairly present in all material respects the financial condition and operating results of OXYS, as of the dates, and for the periods, indicated therein.

ARTICLE IV

Representations and Warranties of Gotham

Subject to the exceptions set forth in the Gotham Disclosure Letter (regardless of whether or not the Gotham Disclosure Letter is referenced below with respect to any particular representation or warranty), Gotham represents and warrants as follows to OXYS and the Shareholders.

4.1.

Organization, Standing and Power.

Gotham is duly organized, validly existing and in good standing under the laws of the State of New Jersey and has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted, other than such franchises, licenses, permits, authorizations and approvals the lack of which, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect on Gotham, a material adverse effect on the ability of Gotham to perform its obligations under this Agreement or on the ability of Gotham to consummate the Transactions (an “Gotham Material Adverse Effect”). Gotham is duly qualified to do business in each jurisdiction where the nature of its business or its ownership or leasing of its properties makes such qualification necessary and where the failure to so qualify would reasonably be expected to have a Gotham Material Adverse Effect. Gotham has delivered to OXYS or its counsel true and complete copies of the Gotham Articles of Incorporation and the Gotham Bylaws.

4.2.

Subsidiaries; Equity Interests.

Gotham does not own, directly or indirectly, any capital stock, membership interest, partnership interest, joint venture interest or other equity interest in any person.

4.3.

Capital Structure.

The authorized capital stock of Gotham consists of 190,000,000 shares of common stock, $0.001 par value per share and 10,000,000 shares of preferred stock. No other class or series of capital stock is authorized or outstanding. As of the date hereof and immediately prior to the Closing, (a) 5,266,075 shares of Gotham’s common stock are issued and outstanding, and (b) no shares of Gotham’ common stock are held by Gotham in its treasury. As of the date hereof and immediately prior to the Closing, no shares of preferred stock are issued and outstanding. Except as set forth above, no shares of capital stock or other voting securities of Gotham were issued, reserved for issuance or outstanding. All outstanding shares of the capital stock of Gotham are, and all such shares that may be issued prior to the date hereof will be when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the New Jersey Statutes, the Gotham Charter, the Gotham Bylaws or any Contract to which Gotham is a party or otherwise bound. There are not any bonds, debentures, notes or other indebtedness of Gotham having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Gotham’ common stock may vote (“Voting Gotham Debt”). As of the date of this Agreement, there are not any options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which Gotham is a party or by which it is bound (a) obligating Gotham to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, Gotham or any Voting Gotham Debt, (b) obligating Gotham to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (c) that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock of Gotham. As of the date of this Agreement, there are not any outstanding contractual obligations of Gotham to repurchase, redeem or otherwise acquire any shares of capital stock of Gotham. The stockholder list provided to OXYS or its counsel is a current stockholder list generated by its stock transfer agent, and such list accurately reflects all of the issued and outstanding shares of the Gotham’ common stock.

4.4.

Authority; Execution and Delivery; Enforceability.

The execution and delivery by Gotham of this Agreement and the consummation by Gotham of the Transactions have been duly authorized and approved by the Board of Directors of Gotham and no other corporate proceedings on the part of Gotham are necessary to authorize this Agreement and the Transactions. This Agreement constitutes a legal, valid and binding obligation of Gotham, enforceable against Gotham in accordance with the terms hereof.

4.5.

No Conflicts; Consents.

(a)

The execution and delivery by Gotham of this Agreement does not, and the consummation of Transactions and compliance with the terms hereof will not, contravene, conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien upon any of the properties or assets of Gotham under, any provision of (i) the Gotham Charter or Gotham Bylaws, (ii) any material Contract to which Gotham is a party or to which any of its properties or assets is subject or (iii) subject to the filings and other matters referred to in Section 4.5(b), any material Order or material Law applicable to Gotham or its properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and would not reasonably be expected to have an Gotham Material Adverse Effect.

(b)

Except for required filings with the SEC and applicable “Blue Sky” or state securities commissions, no Consent of, or registration, declaration or filing with, or permit from, any Governmental Entity is required to be obtained or made by or with respect to Gotham in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions.

4.6.

Taxes.

(a)

Gotham has timely filed, or has caused to be timely filed on its behalf, all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate, except to the extent any failure to file, any delinquency in filing or any inaccuracies in any filed Tax Returns, individually or in the aggregate, have not had and would not reasonably be expected to have an Gotham Material Adverse Effect. All Taxes shown to be due on such Tax Returns, or otherwise owed, have been timely paid, except to the extent that any failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have an Gotham Material Adverse Effect.

(b)

The most recent financial statements contained in the SEC Reports reflect an adequate reserve for all Taxes payable by Gotham (in addition to any reserve for deferred Taxes to reflect timing differences between book and Tax items) for all Taxable periods and portions thereof through the date of such financial statements. No deficiency with respect to any Taxes has been proposed, asserted or assessed against Gotham, and no requests for waivers of the time to assess any such Taxes are pending, except to the extent any such deficiency or request for waiver, individually or in the aggregate, has not had and would not reasonably be expected to have an Gotham Material Adverse Effect.

(c)

There are no Liens for Taxes (other than for current Taxes not yet due and payable) on the assets of Gotham. Gotham is not bound by any agreement with respect to Taxes.

4.7.

Benefit Plans.

Gotham does not, and since its inception never has, maintained or contributed to any “employee pension benefit plans” (as defined in Section 3(2) of ERISA), “employee welfare benefit plans” (as defined in Section 3(1) of ERISA) or any other benefit plan for the benefit of any current or former employees, consultants, officers or directors of Gotham or any other bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of Gotham. As of the date of this Agreement, there are not any employment, consulting, indemnification, severance or termination agreements or arrangements between Gotham and any current or former employee, officer or director of Gotham, nor does Gotham have any general severance plan or policy.

4.8.

Litigation.

There is no Action against or affecting Gotham or any of its properties which (a) adversely affects or challenges the legality, validity or enforceability of either of this Agreement or the Shares or (b) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in an Gotham Material Adverse Effect. Neither Gotham nor any director or officer (in his or her capacity as such), is or has been the subject of any Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

4.9.

Compliance with Applicable Laws.

Gotham is in compliance with all applicable Laws, including those relating to occupational health and safety, the environment, export controls, trade sanctions and embargoes, except for instances of noncompliance that, individually and in the aggregate, have not had and would not reasonably be expected to have an Gotham Material Adverse Effect. Gotham has not received any written communication during the past two years from a Governmental Entity that alleges that Gotham is not in compliance in any material respect with any applicable Law. Gotham is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in an Gotham Material Adverse Effect. This Section 4.9 does not relate to matters with respect to Taxes, which are the subject of Section 4.6.

4.10.

Contracts.

Except as disclosed in the SEC Reports, there are no Contracts that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of Gotham taken as a whole. Gotham is not in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which it is a party or to which it or any of its properties or assets is subject, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in an Gotham Material Adverse Effect.

4.11.

Title to Properties.

Gotham has good title to, or valid leasehold interests in, all of its properties and assets used in the conduct of its businesses. All such assets and properties, other than assets and properties in which Gotham has leasehold interests, are free and clear of all Liens, except for Liens that, in the aggregate, do not and will not materially interfere with the ability of Gotham to conduct business as currently conducted. Gotham has complied in all material respects with the terms of all material leases to which it is a party and under which it is in occupancy, and all such leases are in full force and effect. Gotham enjoys peaceful and undisturbed possession under all such material leases.

4.12.

Intellectual Property.

Gotham does not own, nor is validly licensed nor otherwise has the right to use, any Intellectual Property Rights. No claims are pending or, to the knowledge of Gotham, threatened that Gotham is infringing or otherwise adversely affecting the rights of any person with regard to any Intellectual Property Right.

4.13.

Labor Matters.

There are no collective bargaining or other labor union agreements to which Gotham is a party or by which it is bound. No material labor dispute exists or, to the knowledge of Gotham, is imminent with respect to any of the employees of Gotham.

4.14.

SEC Documents; Undisclosed Liabilities.

(a)

Gotham has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC, pursuant to Sections 13(a), 14(a) and 15(d) of the Exchange Act (the “SEC Reports”).

(b)

As of its respective filing date, each SEC Report complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Report. Except to the extent that information contained in any SEC Report has been revised or superseded by a later SEC Report, none of the SEC Reports contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Gotham included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with the U.S. generally accepted accounting principles (except, in the case of unaudited statements, as permitted by the rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Gotham as of the dates thereof and the consolidated results of their operations and cash flows for the periods shown (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(c)

Except as set forth in the SEC Reports, Gotham has no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by U.S. generally accepted accounting principles to be set forth on a balance sheet of Gotham or in the notes thereto. There are no financial or contractual obligations and liabilities (including any obligations to issue capital stock or other securities) due after the date hereof. All liabilities of Gotham shall have been paid off and shall in no event remain liabilities of Gotham, OXYS or the Shareholders following the Closing.

4.15.

Transactions With Affiliates and Employees.

 Except as disclosed in the SEC Reports, none of the officers or directors of Gotham and, to the knowledge of Gotham, none of the employees of Gotham is presently a party to any transaction with Gotham (other than for services as employees, officers and directors), including any Contract or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of Gotham, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

4.16.

Application of Takeover Protections.

 Gotham has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti takeover provision under the Gotham Charter or the laws of its state of incorporation that is or could become applicable to the Shareholders as a result of the

Shareholders and Gotham fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, the issuance of the Shares and the Shareholders’ ownership of the Shares.

4.17.

Absence of Certain Changes or Events.

 Except as disclosed in the SEC Reports, from the date of the most recent financial statements contained in the SEC Reports to the date of this Agreement, Gotham has conducted its business only in the ordinary course, and during such period there has not been:

(a)

any change in the assets, liabilities, financial condition or operating results of Gotham from that reflected in the financial statements contained in the SEC Reports, except changes in the ordinary course of business that have not caused, in the aggregate, an Gotham Material Adverse Effect;

(b)

any damage, destruction or loss, whether or not covered by insurance, that would have an Gotham Material Adverse Effect;

(c)

any waiver or compromise by Gotham of a valuable right or of a material debt owed to it;

(d)

any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by Gotham, except in the ordinary course of business and the satisfaction or discharge of which would not have an Gotham Material Adverse Effect;

(e)

any material change to a material Contract by which Gotham or any of its assets is bound or subject;

(f)

any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

(g)

any mortgage, pledge, transfer of a security interest in or lien created by Gotham with respect to any of its material properties or assets, except liens for taxes not yet due or payable and liens that arise in the ordinary course of business and that do not materially impair Gotham’ ownership or use of such property or assets;

(h)

any loans or guarantees made by Gotham to or for the benefit of its employees, officers or directors, or any Shareholders of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

(i)

any declaration, setting aside or payment or other distribution in respect of any of Gotham’ capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by Gotham;

(j)

any alteration of Gotham’ method of accounting or the identity of its auditors;

(k)

any issuance of equity securities to any officer, director or affiliate, except pursuant to existing Gotham stock option plans; or

(l)

any arrangement or commitment by Gotham to do any of the things described in this Section 4.22.

4.18.

Certain Registration Matters.

Except as set forth in the Gotham Disclosure Letter, Gotham has not granted or agreed to grant to any person any rights (including “piggy back” registration rights) to have any securities of Gotham registered with the SEC or any other governmental authority that have not been satisfied.

4.19.

Quotation and Maintenance Requirements; DTC Eligibility.

Gotham is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the requirements for continued quotation of the Gotham Stock on the trading market on which the Gotham Stock is currently quoted. The issuance and sale of the Shares under this Agreement does not contravene the rules and regulations of the trading market on which the Gotham Stock are currently quoted, and no approval of the stockholders of Gotham is required for Gotham to issue and deliver to the Shareholders the Shares contemplated by this Agreement. Gotham’s common stock is eligible for the depository and book-entry services of The Depository Trust Company.

4.20.

Disclosure.

Gotham confirms that neither it nor any person acting on its behalf has provided the Shareholders or their respective agents or counsel with any information that Gotham believes constitutes material, non-public information except insofar as the existence and terms of the proposed transactions hereunder may constitute such information and except for information that will be disclosed by Gotham in the current report on Form 8-K (the “Super 8-K”) of Gotham that will be filed with the Securities and Exchange Commission within four business days of the Closing. Gotham understands and confirms that the Shareholders will rely on the foregoing representations and covenants in effecting transactions in securities of Gotham. All of the representations and warranties set forth in this Agreement are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

4.21.

Information Supplied.

None of the information supplied or to be supplied by Gotham for inclusion in the Super 8-K will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

4.22.

No Undisclosed Events, Liabilities, Developments or Circumstances.

No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to Gotham, or its businesses, properties, prospects, operations or financial condition, that would be required to be disclosed by Gotham under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by Gotham of its common stock and which has not been publicly announced or will not be publicly announced in the Super 8-K.

4.23.

No Additional Agreements.

Gotham does not have any agreement or understanding with the Shareholders with respect to the Transactions other than as specified in this Agreement.

ARTICLE V

Closing Deliverables

5.1.

Gotham’s Closing Deliverables.

 At the Closing, Gotham shall deliver the following to OXYS:

(a)

Issuance of Stock Certificates Representing the Shares. Gotham shall cause its transfer agent to deliver the Shares to the Shareholders as specified in Annex A to this Agreement.

(b)

Incentive Stock Option Plan. On or before Closing, Gotham shall have adopted a stock awards plan that authorizes the issuance of up to 7,000,000 options to employees of Gotham and its subsidiaries.

(c)

Sale and Cancellation of Restricted Shares. Pasquale Catizone and Carmine Catizone (the “Principal Shareholders” of Gotham) shall provide OXYS with stock certificates that represent the 1,500,000 shares of common stock (the “Restricted Shares”) that are being sold and cancelled on the Closing Date pursuant to an agreement in form and substance satisfactory to OXYS and such other evidence as OXYS may reasonably request in connection with such sale and cancellation.

(d)

Consents. Gotham shall deliver to OXYS any and all consents, waivers, approvals, authorizations or orders listed in Section 4.5 of the Gotham Disclosure Letter.

(e)

DTC Eligibility. Gotham shall deliver to OXYS evidence reasonably satisfactory to OXYS that Gotham’s common stock is eligible for the depository and book-entry services of The Depository Trust Company.

(f)

Secretary’s Certificate. Gotham shall deliver to OXYS a certificate, signed by its Secretary, certifying that the attached copies of the Gotham Charter, Gotham Bylaws and resolutions of its Board of Directors approving this Agreement and the Transactions are all true, complete and correct and remain in full force and effect.

(g)

Good Standing Certificate. Gotham shall deliver to OXYS a certificate of good standing of Gotham dated within five (5) business days of Closing, issued by the Secretary of State of Nevada.

(h)

Resignations and Appointments. Gotham shall deliver to OXYS (i) a letter of resignation from Carmine Catizone and Daniel Generalli resigning from all offices they hold with Gotham and from their positions as directors of Gotham effective at the Closing; (ii) evidence of the appointment of the following persons as directors of Gotham effective as of the Closing: Giro DeBiase, Vidyadhar Mitta, and Nevan C. Hanumara; and (iii) evidence of the appointment of the following persons as executive officers of Gotham holding the offices in parenthesis opposite their names as follows, effective as of the Closing: Giro DeBiase (Chief Executive Officer and Nevan C. Hanumara (Secretary).

(i)

Assumption of Liabilities.  OXYS agrees to assume certain liabilities detailed in Schedule 5.1(i).

(j)

Payoff Letters and Releases. Gotham shall deliver to OXYS such pay-off letters and releases relating to liabilities of Gotham as OXYS shall request, in form and substance satisfactory to OXYS, so that on the Closing Date Gotham will have no liabilities other than the assumed liabilities listed in Schedule 5.1(i).

(k)

Release. Gotham shall have delivered to OXYS a duly executed release by each of Pasquele Catizone, Carmine Catizone and Daniel Generelli in favor of Gotham, OXYS and the Shareholders, in form and substance satisfactory to OXYS.

(l)

Indemnification Agreement. Gotham shall deliver an indemnification agreement, executed by Pasquele Catizone, Carmine Catizone and Daniel Generelli for the benefit of Gotham, OXYS and the Shareholders, in the form and substance satisfactory to OXYS.

5.2.

OXYS and the Shareholders Closing Deliverables.

At the Closing, OXYS and/or the Shareholders shall deliver the following to Gotham:

(a)

Consents. OXYS shall deliver to Gotham any and all consents, waivers, approvals, authorizations or orders listed in Section 3.5 of the OXYS Disclosure Letter.

(b)

Secretary’s Certificate. OXYS shall deliver to Gotham a certificate, signed by its Secretary (or authorized director or officer), certifying that the attached copies of the OXYS Constituent Instruments and resolutions of the Board of Directors of OXYS approving this Agreement and the Transactions are all true, complete and correct and remain in full force and effect.

(c)

Delivery of Audit Report and Financial Statements. OXYS shall have completed the OXYS Financial Statements and shall have received an audit report from an independent audit firm that is registered with the Public Company Accounting Oversight Board.

(d)

Super 8-K. OXYS shall provide Gotham with reasonable assurances that Gotham will be able to comply with its obligation to file the Super 8-K within four (4) business days following the Closing containing the requisite financial statements of OXYS and the requisite Form 10 disclosure regarding OXYS and its subsidiaries.

(e)

Share Transfer Documents. Each Shareholder shall have delivered to Gotham certificate(s) representing its OXYS Securities, accompanied by an executed instrument of transfer and bought and sold note for transfer by the Shareholder of its OXYS Securities to Gotham.

ARTICLE VI

Covenants

6.1.

Blue Sky Laws.

Gotham shall take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Gotham Stock in connection with this Agreement.

6.2.

Fees and Expenses.

All fees and expenses incurred in connection with this Agreement shall be paid by the Party incurring such fees or expenses. Gotham shall not be responsible for any fees and expenses incurred by it or its officers, directors or security holders on or prior to the Closing Date in connection with the Transactions contemplated by this Agreement.

6.3.

Filing of Super 8-K.

Gotham shall file, within four (4) business days of the Closing Date, the Super 8-K and attach as exhibits all relevant agreements with the SEC disclosing the terms of this Agreement and other requisite disclosure regarding the Transactions and including the requisite audited consolidated financial statements of OXYS and the requisite Form 10 disclosure regarding OXYS and its subsidiaries.

ARTICLE VII

Miscellaneous

7.1.

Notices.

All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given upon receipt by the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to Gotham, to:

Gotham Capital Holdings, Inc.

266 Cedar Street

Cedar Grove, New Jersey 07009

Attention: Chief Executive Officer

If to OXYS, to:

OXYS Corporation

719 Cambridge St.

Cambridge MA 02141

If to the Shareholders at the addresses set forth in Annex A hereto.

7.2.

Amendments; Waivers; No Additional Consideration.

No provision of this Agreement may be waived or amended except in a written instrument signed by OXYS, Gotham and Shareholders holding a majority in interest of the OXYS Securities measured based upon the number of Shares they are expected to receive at the Closing. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Shareholder to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Shareholders then holding the Shares.

7.3.

Replacement of Securities.

If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, Gotham shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to Gotham of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, Gotham may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

7.4.

Remedies.

In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Shareholders, Gotham and OXYS will be entitled to specific performance under this Agreement. The Parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

7.5.

Independent Nature of Shareholders’ Obligations and Rights.

The obligations of each Shareholder under this Agreement are several and not joint with the obligations of any other Shareholder, and no Shareholder shall be responsible in any way for the performance of the obligations of any other Shareholder under this Agreement. The decision of each Shareholder to acquire the Shares pursuant to this Agreement has been made by such Shareholder independently of any other Shareholder. Nothing contained herein, and no action taken by any Shareholder pursuant hereto, shall be deemed to constitute the Shareholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Shareholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein. Each Shareholder acknowledges that no other Shareholder has acted as agent for such Shareholder in connection with making its investment hereunder and that no Shareholder will be acting as agent of such Shareholder in connection with monitoring its investment in the Shares or enforcing its rights under this Agreement. Each Shareholder shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Shareholder to be joined as an additional party in any proceeding for such purpose. Each of OXYS and Gotham acknowledges that each of the Shareholders has been provided with this same Agreement for the purpose of closing a transaction with multiple Shareholders and not because it was required or requested to do so by any Shareholder.

7.6.

Limitation of Liability.

Notwithstanding anything herein to the contrary, each of Gotham and OXYS acknowledges and agrees that the liability of a Shareholder arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Shareholder, and that no trustee, officer, other investment vehicle or any other affiliate of such Shareholder or any investor, shareholder or holder of shares of beneficial interest of such Shareholder shall be personally liable for any liabilities of such Shareholder.

7.7.

Interpretation.

When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

7.8.

Severability.

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

7.9.

Counterparts; Facsimile Execution.

This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

7.10.

Entire Agreement; Third Party Beneficiaries.

This Agreement, taken together with the OXYS Disclosure Letter and the other agreements and documents referred to herein, (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the Transactions and (b) are not intended to confer upon any person other than the Parties any rights or remedies.

7.11.

Governing Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent the laws of Nevada are mandatorily applicable to the Transactions.

7.12.

Assignment.

Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the Parties without the prior written consent of each of the other Parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Gotham Capital Holdings, Inc.

By:

Name: Carmine Catizone

Title: Chief Executive Officer

OXYS Corporation

By:

Name: Giro BiDiase

Title: Chief Executive Officer

SHAREHOLDERS:

Signature block for individuals:

Printed Name of Individual

Signature of Individual

Signature block for entities:

Printed Name of Entity

By:

Name:

Title:

ANNEX A

Schedule of Securities Exchanged and Other Shares Delivered

	Name and Address of Shareholder	Number of Common Units Exchanged	Total Number of Shares to be Received
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
	Total		34,687,244

ANNEX B

Definitions

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“OXYS Constituent Instruments” means the corporate Charter and Bylaws of OXYS and such other constituent instruments of OXYS as may exist, each as amended to the date of this Agreement.

“OXYS Disclosure Letter” means the letter delivered from OXYS to Gotham concurrently herewith.

“Consent” means any material consent, approval, license, permit, order or authorization.

“Contract” means any contract, lease, license, indenture, note, bond, agreement, permit, concession, franchise or other instrument.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Entity” means any federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, including but not limited to the SEC and FINRA.

“Intellectual Property Right” means any patent, patent right, trademark, trademark right, trade name, trade name right, service mark, service mark right, copyright and other proprietary intellectual property right and computer program.

“Law” means any statute, law, ordinance, rule, regulation, order, writ, injunction, judgment, or decree.

“Lien” means any lien, security interest, pledge, equity and claim of any kind, voting trust, stockholder agreement and other encumbrance.

“Gotham Bylaws” means the Bylaws of Gotham, as amended to the date of this Agreement.

“Gotham Charter” means the Articles of Incorporation of Gotham, as amended to the date of this Agreement.

“Gotham Disclosure Letter” means the letter delivered from Gotham to OXYS concurrently herewith.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Taxes” means all forms of taxation, whenever created or imposed, and whether of the United States or elsewhere, and whether imposed by a local, municipal, governmental, state, foreign, federal or other Governmental Entity, or in connection with any agreement with respect to Taxes, including all interest, penalties and additions imposed with respect to such amounts.

“Tax Return” means all federal, state, local, provincial and foreign Tax returns, declarations, statements, reports, schedules, forms and information returns and any amended Tax return relating to Taxes.

ANNEX C

Gotham Capital Holdings, Inc.

Financial Statements

For the years ended December 31, 2016 and 2015

And for the three months ended March 31, 2017 and 2016

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

To the Board of Directors and Stockholders of Gotham Capital Holdings, Inc. (f/k/a Creative Beauty Supply of New Jersey Corporation)

We have audited the accompanying balance sheets of Gotham Capital Holdings, Inc. (f/k/a Creative Beauty Supply of New Jersey Corporation) (the “Company”) as of December 31, 2016 and 2015, and the related statements of operations, stockholders’ equity (deficiency) and cash flows for the years then ended. The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2016 and 2015 and the results of their operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company's recurring losses from operations, accumulated deficit and working capital deficiency, and lack of revenue generating operations, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans concerning these matters are also described in Note 2. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ ROTENBERG MERIL SOLOMON BERTIGER & GUTTILLA, P.C.

ROTENBERG MERIL SOLOMON BERTIGER & GUTTILLA, P.C.

Saddle Brook, New Jersey

March 31, 2017

GOTHAM CAPITAL HOLDINGS, INC.

BALANCE SHEETS

DECEMBER 31, 2016 AND 2015

	2016	2015

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$ 39,646	$ 28,855
TOTAL CURRENT ASSETS	39,646	28,855

TOTAL ASSETS	$ 39,646	$ 28,855

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)

CURRENT LIABILITIES:
Accounts payable	$ 30,168	$ 7,234
Accrued expenses	12,950	13,000
TOTAL CURRENT LIABILITIES	43,118	20,234

TOTAL LIABILITIES	43,118	20,234

STOCKHOLDERS’ EQUITY (DEFICIENCY):
Preferred stock, par value $.001,
authorized 10,000,000 shares, issued
and outstanding -0- shares at December 31, 2016 and 2015	-	-
Common stock, par value $.001,
authorized 190,000,000 shares, issued
and outstanding 5,266,075 shares at December 31, 2016 and 2015	5,266	5,266
Additional paid-in capital	781,375	781,375
Accumulated deficit	(790,113)	(778,020)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIENCY)	(3,472)	8,621

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)	$ 39,646	$ 28,855

The accompanying notes are an integral part of these financial statements.

GOTHAM CAPITAL HOLDINGS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	2016	2015

Revenues	$ -	$ -

Operating Expenses:
Professional fees	30,523	50,538
Miscellaneous	1,593	1,135

Total Operating Expenses	32,116	51,673

Loss From Operations	(32,116)	(51,673)

Other Income:
Miscellaneous Income	20,000	-
Interest income	23	81

Total Other Income	20,023	81

Net Loss	$ (12,093)	$ (51,592)

Loss per share:
Basic and diluted net loss per common share	$ 0.00	$ 0.00

Basic and diluted weighted average common shares outstanding	5,266,075	5,266,075

The accompanying notes are an integral part of these financial statements.

GOTHAM CAPITAL HOLDINGS, INC.

STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIENCY)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	Common Stock
	$ .001 Par Value		Additional
	Number		Paid In	Accumulated
	of Shares	Amount	Capital	Deficit	Total
Balance, December 31, 2014	5,266,075	$5,266	$781,375	$(726,428)	$60,213

Net loss for the year	-	-	-	(51,592)	(51,592)

Balance, December 31, 2015	5,266,075	5,266	781,375	(778,020)	8,621

Net loss for the year	-	-	-	(12,093)	(12,093)

Balance, December 31, 2016	5,266,075	$ 5,266	$ 781,375	$ (790,113)	$(3,472)

The accompanying notes are an integral part of these financial statements.

GOTHAM CAPITAL HOLDINGS, INC.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	2016	2015

Cash flows from Operating Activities:
Net loss from operations	$ (12,093)	$ (51,592)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Increase (decrease) in accounts payable	22,934	(7,882)
Increase (decrease) in accrued expenses	(50)	250
Net cash provided by (used in) operating activities	10,791	(59,224)
CASH AND CASH EQUIVALENTS – beginning of year	28,855	88,079

CASH AND CASH EQUIVALENTS – end of year	$ 39,646	$ 28,855

Supplemental Disclosures of Cash Flow Information:
Cash paid during year for:
Income taxes	$ 500	$ 500

Interest	$ -	$ -

The accompanying notes are an integral part of these financial statements.

GOTHAM CAPITAL HOLDINGS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

1.

THE COMPANY

  The Company was incorporated in the State of New Jersey on October 1, 2003 under the name of Creative Beauty Supply of New Jersey Corporation and subsequently changed its name to Gotham Capital Holdings, Inc. on May 18, 2015.  The Company commenced operations in the beauty supply industry as of January 1, 2004.  On November 30, 2007, the Company’s Board of Directors approved a plan to dispose of its wholesale and retail beauty supply business.  As of January 1, 2009, the Company has had no operations and is a shell company.

The Company’s current business plan is to attempt to identify and negotiate with a business target for the merger of that entity with and into the Company.  In certain instances, a target company may wish to become a subsidiary of the Company or wish to contribute assets to the Company rather than merge.

No assurance can be given that the Company will be successful in identifying or negotiating with any target company.  The Company provides a means for a foreign or domestic private company to become a reporting (public) company whose securities would be qualified for trading in the United States secondary market.

The Board of Directors of the Company adopted resolutions to amend their Articles of Incorporation to increase the authorized shares to 200,000,000 (See note 6), to amend Articles of Incorporation to change the Company’s name to Gotham Capital Holdings, Inc. and authorize a 1-for-2 reverse split of all outstanding common shares. The corporation actions became effective as of May 18, 2015.

On April 1, 2015, the Company entered into a Securities Purchase Agreement (“SPA”) with Gotham Capital, Inc. and certain Gotham Capital, Inc. shareholders which would have resulted in a change of control of the Company upon execution of the agreement. On July 22, 2016, both parties signed a mutual release which agrees to settle disputes and differences that have arisen between the two parties and cancelled the SPA. The Company has received a reimbursement of $20,000 for professional fees related to the agreement which has been recorded as miscellaneous income in the statement of operations  (See note 4).

See Note 7 for further updates regarding potential business targets and corporate actions taken subsequent to December 31, 2016.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Financial Statement Presentation

The Company’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America.

Use of Estimates

The preparation of these financial statements require management to make estimates, judgments and assumptions that affect the reporting amounts of assets, liabilities, revenue and expenses. The Company continually evaluates the accounting policies and estimates used to prepare the financial statements. The Company bases its estimates on historical experiences and assumptions believed to be reasonable under current facts and circumstances. Actual amounts and results could differ from these estimates made by management.

Cash Equivalents

Short-term investments with an original maturity of ninety days or less and highly liquid investments are considered cash and cash equivalents.  Cash and cash equivalents consist of a money market account.

Income Taxes

The Company utilizes Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC 740”), Income Tax (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for the expected future tax consequence of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statement carrying amounts and the tax bases of assets and liabilities using enacting tax rates in effect in the years in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company has adopted the provisions of FASB ASC 740-10-05, “Accounting for Uncertainties in Income Taxes.” The ASC clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The ASC prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The ASC provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

Loss Per Share

The Company computes loss per share in accordance with ASC 260, “Earnings Per Share”.  Basic earnings per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding. Diluted earnings per share reflects the potential dilution that could occur if securities or other agreements to issue common stock were exercised or converted into common stock.  Diluted earnings per share is computed based upon the weighted average number of common shares and dilutive common equivalent shares outstanding, which includes convertible debentures, stock options and warrants. There were no dilutive common stock equivalents for all periods presented.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.

The Company’s recurring losses from operations, lack of revenue generating operations and accumulated deficit raise substantial doubt about the ability of the Company to continue as a going concern.

Management believes the Company will continue to incur losses and negative cash flows from operating activities for the foreseeable future and will need additional equity or debt financing to sustain its operations until it can achieve profitability and positive cash flows, if ever. Management plans to seek additional debt and/or equity financing for the Company, but cannot assure that such financing will be available on acceptable terms. The Company’s continuation as a going concern is dependent upon its ability to ultimately attain profitable operations, generate sufficient cash flows to meet its obligations, and obtain additional financing as may be required. The outcome of this uncertainty cannot be assured.

The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty. There can be no assurance that management will be successful in implementing its business plan or that the successful implementation of such business plan will actually improve the Company’s operating results.

Fair Value of Financial Instruments

The carrying amounts reported in the balance sheet for cash and cash equivalents, accounts payable and accrued expenses approximate fair value based on the short-term maturity of these instruments.

Recently Issued Accounting Standards

Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted would have a material effect on the accompanying financial statements.

3.

CONCENTRATION OF CREDIT RISK

The Company maintains its cash balance with a major bank. The balances are insured by the Federal Deposit Insurance Corporation up to $250,000 per depositor. At December 31, 2016 and 2015 all cash balances were fully insured.

4.

MISCELLANEOUS INCOME

On August 22, 2016 the Company received $20,000 as a reimbursement for professional fees paid in 2015. The reimbursement has been classified as miscellaneous income in the Statement of Operations. (See note 1).

5.

INCOME TAXES

The deferred income tax assets and liabilities at December 31, 2016 and 2015 are as follows:

	2016	2015
Net operating loss carry forwards	$218,600	$213,900
Less: Valuation allowance	(218,600)	(213,900)
Total	$ -	$ -

A 100% valuation allowance was provided at December 31, 2016 and 2015 as it is uncertain if the deferred tax assets would be utilized and the net operating loss carryforwards may be limited due to potential changes of control. The increase in the valuation allowance was a result from the current year net operating loss.

At December 31, 2016, the Company has unused federal net operating loss carry forwards of approximately $614,000 expiring between 2024 and 2036 and unused New Jersey net operating loss carry forwards of approximately $199,000 expiring between  2029 and 2036.

At December 31, 2016 and 2015, the Company had no material unrecognized tax benefits, and no adjustments to liabilities or operations were required. The Company does not expect that its unrecognized tax benefits will materially increase within the next twelve months. The Company did not recognize any interest or penalties related to uncertain tax positions at December 31, 2016 and 2015.

The Company files its federal and New Jersey income tax returns under varying statutes of limitations. The 2013 through 2016 tax years generally remain subject to examination by federal and New Jersey tax authorities.

6.  STOCKHOLDERS’ EQUITY (DEFICIENCY)

Effective May 18, 2015, the Company increased the authorized shares to 200,000,000. 190,000,000 shares shall be designated common stock and have a par value of $0.001 per share and 10,000,000 shares shall be designated preferred stock and have a par value of $0.001 per share. The Company also recorded a 1-for-2 reverse split of all outstanding common shares which occurred on May 18, 2015 and is reflected in all per share amounts in the financial statements.

Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratable in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefore. In the event of liquidation, dissolution, or winding up of the Company, the holders of common stock are entitled to share pro rata in all assets remaining after payment in full of all liabilities. All of the outstanding shares of common stock are fully paid and non-assessable. Holders of common stock have no preemptive rights to purchase the Company’s common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the common stock.

7.  SUBSEQUENT EVENTS

On March 16, 2017, the Board of Directors of the Company adopted resolutions to change the Company’s name to IIOT-OXYS, Inc., to authorize a change of domicile from New Jersey to Nevada, to authorize a 2017 Stock Awards Plan, and to approve the Securities Exchange Agreement between the Company and OXYS Corporation (“OXYS”), a Nevada Corporation.    The actions have been approved by stockholders representing 84.2% of the Company.

Our Board of Directors and Majority Shareholders has approved a securities exchange agreement with the shareholders of OXYS to acquire 100% of the issued voting shares of OXYS in exchange for 34,687,244 of the Company’s common shares.  The securities and exchange agreement has not been executed as of the date of this filing.   Upon execution of the securities and exchange agreement, the acquisition will result in a change of control of the Company.  The

34,687,244 common shares to be issued consist wholly of securities exempt from registration under the Securities Act of 1933. The share consideration to be paid by the Company to the OXYS shareholders will represent approximately 90% of our issued voting equity on a fully diluted basis following closing.  The corporate actions will not be effective until twenty days after the Definitive Information Statement filing date with the Securities and Exchange Commission.

Also at closing of the Securities Exchange Agreement, Carmine Catizone, a current officer and director, and Pasquale Catizone, a majority shareholder, will return an aggregate of 1,500,000 common shares to the Company for cancellation such that neither Carmine nor Pasquale Catizone shall retain 5% or more of our voting securities.  Pasquale Catizone has entered into a consulting agreement with OXYS to provide consulting services during the transition.   At closing of the Securities and Exchange Agreement, Carmine Catizone and Daniel Generelli will resign as officers and directors.

The Board of Directors and Majority Shareholders have determined that it is in the best interests of the Company to implement the 2017 Stock Awards Plan.  The 2017 Stock Awards Plan was adopted by the Board of Directors of the Company on March 16, 2017.  The aggregate number of common shares that may be issued under the Plan shall be 7,000,000 common shares.

GOTHAM CAPITAL HOLDINGS, INC.

BALANCE SHEETS

	March 31,	December 31,
	2017	2016
	(Unaudited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$ 31,651	$ 39,646
TOTAL CURRENT ASSETS	31,651	39,646

TOTAL ASSETS	$ 31,651	$ 39,646

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY

CURRENT LIABILITIES:
Accounts payable	$ 35,581	$ 30,168
Accrued expenses	4,400	12,950

TOTAL CURRENT LIABILITIES	39,981	43,118

TOTAL LIABILITIES	39,981	43,118

STOCKHOLDERS’ EQUITY:
Preferred stock, par value $.001,
authorized 10,000,000 shares, issued
and outstanding -0- shares at March 31, 2017 and December 31, 2016	-	-
Common stock, par value $.001,
authorized 190,000,000 shares, issued
and outstanding 5,266,075 shares at March 31, 2017 and December 31, 2016	5,266	5,266
Additional paid-in capital	781,375	781,375
Accumulated deficit	(794,971)	(790,113)
TOTAL STOCKHOLDERS’ DEFICIENCY	(8,330)	(3,472)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIENCY	$ 31,651	$ 39,646

The accompanying notes are an integral part of these financial statements.

GOTHAM CAPITAL HOLDINGS, INC.

STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three Months Ended
	March 31,
	2017	2016

Revenues	$ -	$ -

Operating Expenses:
Professional fees	4,363	5,201
Miscellaneous	500	1,247

Total Operating Expenses	4,863	6,448

Loss From Operations	(4,863)	(6,448)

Other Income:
Interest income	5	6
Total Other Income	5	6

Net Loss	$ (4,858)	$ (6,442)

Loss per share:
Basic and diluted loss per common share	$ 0.00	$ 0.00

Basic and diluted weighted average common shares outstanding	5,266,075	5,266,075

The accompanying notes are an integral part of these financial statements.

GOTHAM CAPITAL HOLDINGS, INC.

STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2017 AND 2016

(UNAUDITED)

	2017	2016

Net loss	$ (4,858)	$ (6,442)
Adjustments to reconcile net loss to net cash used in operating activities:
Increase in accounts payable	5,413	6,566
Decrease in accrued expenses	(8,550)	(5,625)
Net cash used in operating activities	$ (7,995)	$ (5,501)

Net Decrease in Cash and Cash Equivalents	$ (7,995)	$ (5,501)

Cash and Cash Equivalents – beginning of period	39,646	28,855

Cash and Cash Equivalents – end of period	$ 31,651	$ 23,354

Supplemental Disclosures of Cash Flow Information:
Cash paid during year for:
Income taxes	$ -	$ 500

Interest	$ -	$ -

The accompanying notes are an integral part of these financial statements.

GOTHAM CAPITAL HOLDINGS, INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017 AND 2016

(UNAUDITED)

1.

THE COMPANY

The Company was incorporated in the State of New Jersey on October 1, 2003 under the name of Creative Beauty Supply of New Jersey Corporation and subsequently changed its name to Gotham Capital Holdings, Inc. on May 18, 2015. The Company commenced operations in the beauty supply industry as of January 1, 2004. On November 30, 2007, the Company’s Board of Directors approved a plan to dispose of its wholesale and retail beauty supply business. As of January 1, 2009, the Company has had no operations and is a shell company.

The Company’s current business plan is to attempt to identify and negotiate with a business target for the merger of that entity with and into the Company.  In certain instances, a target company may wish to become a subsidiary of the Company or wish to contribute assets to the Company rather than merge.

No assurance can be given that the Company will be successful in identifying or negotiating with any target company.  The Company provides a means for a foreign or domestic private company to become a reporting (public) company whose securities would be qualified for trading in the United States secondary market.

The Board of Directors of the Company adopted resolutions to amend their Articles of Incorporation to increase the authorized shares to 200,000,000, to amend Articles of Incorporation to change the Company’s name to Gotham Capital Holdings, Inc., and to authorize a 1-for-2 reverse split of all outstanding common shares. The corporation actions became effective as of May 18, 2015.

On April 1, 2015, the Company entered into a Securities Purchase Agreement (“SPA”) with Gotham Capital, Inc. and certain Gotham Capital, Inc. shareholders which would have resulted in a change of control of the Company upon execution of the agreement. On July 22, 2016, both parties signed a mutual release which agreed to settle disputes and differences that have arisen between the two parties and cancelled the SPA.

On March 16, 2017, the Board of Directors of the Company adopted resolutions to change the Company’s name to IIOT-OXYS, Inc., to authorize a change of domicile from New Jersey to Nevada, to authorize a 2017 Stock Awards Plan, and to approve the Securities Exchange Agreement between the Company and OXYS Corporation (“OXYS”), a Nevada Corporation. The actions have been approved by the stockholders representing 84.2% of the Company.

The Board of Directors and Majority Shareholders of Gotham Capital Holdings, Inc. has approved a Securities Exchange Agreement with the shareholders of OXYS to acquire 100% of the issued voting shares of OXYS in exchange for 34,687,244 of the Company’s common shares. The Securities Exchange Agreement has not been executed as of the date of this filing. Upon execution of the Securities and Exchange Agreement, the acquisition will result in a change of control of the Company. The 34,687,244 common shares to be issued consist wholly of securities exempt from registration under the Securities Act of 1933. The share consideration to be paid by the Company to the OXYS shareholders will represent approximately 90% of our issued voting equity on a fully diluted basis following closing. The corporate actions will not be effective until twenty days after the Definitive Information Statement filing date with the Securities and Exchange Commission.  The Securities Exchange Agreement has not been executed as of the date of this filing.  Upon execution of the Securities Exchange Agreement, the acquisition will result in a change of control of the Company.

Also at closing of the Securities Exchange Agreement, Carmine Catizone, a current officer and director, and Pasquale Catizone, a majority shareholder, will return an aggregate of 1,500,000 common shares to the Company for cancellation such that neither Carmine nor Pasquale Catizone shall retain 5% or more of our voting securities. Pasquale Catizone has entered into a consulting agreement with OXYS to provide consulting services during the transition. At closing of the Securities and Exchange Agreement, Carmine Catizone and Daniel Generelli will resign as officers and directors.

The Board of Directors and Majority Shareholders have determined that it is in the best interest of the Company to implement the 2017 Stock Awards Plan. The 2017 Stock Awards Plan was adopted by the Board of Directors of the Company on March 16, 2017. The aggregate number of common shares that may be issued under the Plan shall be 7,000,000 common shares.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Interim Financial Statement Presentation

The December 31, 2016 balance sheet data was derived from audited financial statements but does not include all disclosures required by generally accepted accounting principles.  In the opinion of management, the accompanying unaudited financial statements contain all normal and recurring adjustments necessary to present fairly the financial position of the Company as of March 31, 2017, its results of operations for the three months ended March 31, 2017 and 2016 and its cash flows for the three months ended March 31, 2017 and 2016.

The statements of operations for the three months ended March 31, 2017 and 2016 are not necessarily indicative of the results for the full year.

While the Company believes that the disclosures presented are adequate to make the information not misleading, these financial statements should be read in conjunction with the financial statements and accompanying notes included in the Company’s annual Report on Form 10-K for the year ended December 31, 2016.

Loss Per Share

The Company computes loss per share in accordance with FASB ASC 260, “Earnings Per Share”. Basic earnings per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding. Diluted earnings per share reflects the potential dilution that could occur if securities or other agreements to issue common stock were exercised or converted into common stock.  Diluted earnings per share is computed based upon the weighted average number of common shares and dilutive common equivalent shares outstanding, which includes convertible debentures, stock options and warrants.  There were no dilutive common stock equivalents for all periods presented.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As shown in the accompanying financial statements, the Company has incurred continuing operating losses and has an accumulated deficit of $794,971 at March 31, 2017. The Company has no revenue generating operations and has limited cash resources. These factors raise substantial doubt about the ability of the Company to continue as a going concern.

Management believes that it will be able to achieve a satisfactory level of liquidity to meet the Company’s obligations through March 31, 2018 by obtaining additional financing from key officers, directors and certain investors. However, there can be no assurance that the Company will be able to generate sufficient liquidity to maintain its operations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Fair Value of Financial Instruments

The carrying amounts reported in the balance sheet for cash and cash equivalents, accounts payable and accrued expenses approximate fair value based on the short-term maturity of these instruments.

Recently Issued Accounting Standards

Management does not believe that any recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

3.

STOCKHOLDERS’ DEFICIENCY

Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratable in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefore. In the event of liquidation, dissolution, or winding up of the Company, the holders of common stock are entitled to share pro rata in all assets remaining after payment in full of all liabilities. All of the outstanding shares of common stock are fully paid and non-assessable. Holders of common stock have no preemptive rights to purchase the Company’s common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the common stock.

On March 16, 2017, the Board of Directors and Majority Shareholders approved the IIOT-OXYS, Inc. 2017 Stock Awards Plan, (the “Plan”).  The Plan provides for granted incentive stock options, options that do not constitute incentive stock options, stock appreciation rights, restricted stock awards, phantom stock awards, or any combination of the foregoing, as is best suited to the particular circumstances.  The Plan shall be effective upon its adoption by the Board.  The aggregate number of common shares that may be issued under the Plan shall be 7,000,000 common shares.  No further awards may be granted under the Plan after ten years following the effective date.  The Plan shall remain in effect until all awards granted under the Plan have been satisfied or expired.

4.

SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date that the financials were issued.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward-Looking Statements

Statements in this Management’s Discussion and Analysis of Financial Condition and Results of Operations, as well as in certain other parts of this information statement (as well as information included in oral statements or other written statements made or to be made by the Company) that look forward in time, are forward-looking statements made pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, expectations, predictions, and assumptions and other statements which are other than statements of historical facts. Although the Company believes such forward-looking statements are reasonable, it can give no assurance that any forward-looking statements will prove to be correct. Such forward-looking statements are subject to, and are qualified by, known and unknown risks, uncertainties and other factors that could cause actual results, performances or achievements to differ materially from those expressed or implied by those statements. These risk, uncertainties and other factors include, but are not limited to the Company’s ability to estimate the impact of competition and of industry consolidation and risks, uncertainties and other factors set forth in the Company’s filing with the Securities and Exchange Commission, including without limitation this information statement.

The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this information statement.

Critical Accounting Policies

The following discussions as well as disclosures included elsewhere in this information statement are based upon our audited financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. These financial statements and accompanying notes have been prepared in accordance with accounting principles generally accepted in the United States.

The preparation of these financial statements requires management to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosures of contingencies. The Company continually evaluates the accounting policies and estimates used to prepare the financial statements. The Company bases its estimates on historical experiences and assumptions believed to be reasonable under current facts and circumstances. Actual amounts and results could differ from these estimates made by management.

Trends and Uncertainties

There are no material commitments for capital expenditure at this time.  There are no trends, events or uncertainties that have had or are reasonably expected to have a material impact on our limited operations. There are no known causes for any material changes from period to period in one or more line items of the Company’s financial statements.

Liquidity and Capital Resources for the year ended December 31, 2016 and 2015

At December 31, 2016, the Company had a cash balance of $39,646, which represents a $10,791 increase from the $28,855 balance at December 31, 2015. This increase was primarily the result of a cash expense reimbursement received net of cash used to satisfy the requirements of a reporting company. The Company received the expense reimbursement related to the mutual release for the SPA referred to in Item 1.  The Company’s working capital balance at December 31, 2016 was $(3,472), as compared to a December 31, 2015 balance of $8,621.

The registrant did not pursue any investing or financing activities for the years ended December 31, 2016 and 2015.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.

As shown in the accompanying financial statements, the Company has incurred losses of $12,093 and $51,592 for the years ended December 31, 2016 and 2015, respectively, and has an accumulated deficit, which raises substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and Capital Resources for the three months ended March 31, 2017 and 2016

At March 31, 2017, the Company had a cash balance of $31,651, which represents a $7,995 decrease from the $39,646 balance at December 31, 2016.  This decrease was primarily the result of cash used to satisfy the requirements of a reporting company.  The Company’s working deficit at March 31, 2017 was $8,330, as compared to a December 31, 2016 deficit of $3,472.

For the three months ended March 31, 2017, we incurred a net loss of $4,858. We had the following adjustments to reconcile net loss to net cash used in operating activities: we had an increase of $5,413 due to an increase in accounts payable and a decrease of $8,550 due to a decrease in accrued expenses. As a result, we had net cash used in operating activities of $7,995 for the three months ended March 31, 2017.

For the three months ended March 31, 2016, we incurred a net loss of $6,442. We had the following adjustments to reconcile net loss to net cash used in operating activities: we had an increase of $6,566 due to an increase in accounts payable and a decrease of $5,625 due to a decrease in accrued expenses. As a result, we had net cash used in operating activities of $5,501 for the three months ended March 31, 2016.

For the three months ended March 31, 2017 and 2016, there were no investing or financing activities.

Management believes the Company will continue to incur losses and negative cash flows from operating activities for the foreseeable future and will need additional equity or debt financing to sustain its operations until it can achieve profitability and positive cash flows, if ever. Management plans to seek additional debt and/or equity financing for the Company, but cannot assure that such financing will be available on acceptable terms. The Company’s continuation as a going concern is dependent upon its ability to ultimately attain profitable operations, generate sufficient cash flows to meet its obligations, and obtain additional financing as may be required. The outcome of this uncertainty cannot be assured.

The Company’s continuation as a going concern is dependent upon its ability to ultimately attain profitable operations, generate sufficient cash flow to meet its obligations, and obtain additional financing as may be required.

The auditors have included a going concern qualification in their auditors’ report dated March 31, 2017. Such a going concern qualification may make it more difficult for us to raise funds when needed. The outcome of this uncertainty cannot be assured.

The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty. There can be no assurance that management will be successful in implementing its business plan or that the successful implementation of such business plan will actually improve the Company’s operating results.

Results of Operations for the Year Ended December 31, 2016 compared to the Year Ended December 31, 2015.

The Company had a net loss of $12,093 in 2016 versus net loss of $51,592 in 2015. The $39,499 difference between the year ended 2016 and the year ended 2015 is a result of a decrease in professional fees of $20,015, an increase in other general expenses of $458, the receipt of an expense reimbursement of $20,000 for prior year professional fees and a decrease in interest income of $58. The Company received the expense reimbursement related to the mutual release for the SPA referred to in Item 1.  Operating expenses in 2016 were incurred primarily to enable the Company to satisfy its requirements of a reporting company. In 2015, operating expenses were incurred primarily to enable the Company to satisfy its requirements of a reporting company, and from increasing its authorized shares, effectuating a reverse stock split, and potential merger.

During the current and prior year the Company did not record an income tax benefit due to the uncertainty associated with the Company’s ability to merge with an operating company, which might permit the Company to avail itself of those advantages and the Company’s ability to utilize the net operating loss carryforwards may be limited by a potential merger.

Results of Operations for the Three Months Ended March 31, 2017 compared to the Three Months Ended March 31, 2016.

For the three months ended March 31, 2017, we did not earn any revenues. We incurred professional fees of $4,363 and miscellaneous expenses of $500. We earned interest income of $5. As a result we incurred a net loss of $4,858 for the three months ended March 31, 2017.

Comparatively, for the three months ended March 31, 2016, we did not earn any revenues. We incurred professional fees of $5,201 and miscellaneous expenses of $1,247. We earned interest income of $6. As a result, we incurred a net loss of $6,442 for the three months ended March 31, 2016.

The Company incurred a net loss of $4,858 in the current period versus a net loss of $6,442 in the prior period. Operating expenses were incurred primarily to enable the Company to satisfy the requirements of a reporting company.

During the current and prior period, the Company did not record an income tax benefit due to the uncertainty associated with the Company’s ability to utilize the deferred tax assets.

Recently Issued Accounting Standards

Management does not believe that any other recently issued, but not yet effective, accounting standard if currently adopted would have a material effect on the accompanying financial statements.

Off balance Sheet Arrangements

None

Disclosure of Contractual Obligations

None

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

None.

OXYS Corporation

Financial Statements

For the period from inception (August 4, 2016) to December 31, 2016

And for the three months ended March 31, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

OXYS Corporation

705 Cambridge Street

Cambridge, MA 02142

We have audited the accompanying balance sheet of Oxys Corporation as of December 31, 2016, and the related  statements of operations, stockholders' equity, and cash flows for the period from inception (August  4, 2016) to December 31, 2016.  Oxys Corporation's management is responsible for these financial statements.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material respects, the financial position of Oxys Corporation as of December 31, 2016, and the results of their operations and their cash flows for the period from inception (August 4, 2016) to December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/Connoly, Grady & Cha, P.C.

Certified Public Accountants

Philadelphia, Pennsylvania

April 27, 2017

OXYS Corporation

Balance Sheet

December 31, 2016

December 31, 2016
Assets
Current Assets
Cash and cash equivalents	$481,841
Cash - escrow	52,659
Inventory	10,035
Total Current Assets	544,535

Total Assets	$544,535

Liabilities and Stockholders' Equity
Current Liabilities
Due to stockholder	1,000
Total Current Liabilities	1,000

Stockholders' Equity
Common stock $0.0003 par value, 50,000,000 shares authorized: 33,197,769 shares issued and outstanding at December 31, 2016	9,957
Additional paid in capital	542,204
Accumulated deficit	(8,626)

Total Stockholders' Equity	543,535
Total Liabilities and Stockholders' Equity	$544,535

See accompanying notes to financial statements.

OXYS Corporation

Statement of Operations

For the Period from Inception (August 4, 2016)

To December 31, 2016

For the period from inception (August 4, 2016) to December 31, 2016
Revenues
Sales	$ 0
Cost of sales	0
Gross profit	0

Expenses
Bank service charges	82
Office supplies	100
Organization costs	1,000
Professional	7,162
Travel	282
Total Expense	8,626

Net (loss) from operations	(8,626)

Income Tax Benefit	0

Net Loss	$ (8,626)

Loss per common share	(0.0003)

See accompanying notes to financial statements.

OXYS Corporation

Statement of Cash Flows

For the Period from Inception (August 4, 2016)

To December 31, 2016

For the period from inception (August 4, 2016) to December 31, 2016
Cash Flows from Operating Activities:
Net (loss)	$ (8,626)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Changes in operating assets and liabilities:
(Increase) decrease in:
Inventory	(10,035)
Escrow	(52,659)
Increase (decrease) in:
Due to stockholder	1,000
Net Cash (Used In) Operating Activities	(70,320)

Cash Flows from Financing Activities:
Issuance of common stock	552,161
Net Cash Provided by Financing Activities	552,161

Net Increase in Cash and Cash Equivalents	481,841

Cash and Cash Equivalents at Beginning of Period	0

Cash and Cash Equivalents at End of Period	$ 481,841

Supplemental Information:
Interest paid during the period	$ 0
Taxes paid during the period	$ 0

See accompanying notes to financial statements.

OXYS Corporation

Statement of Changes in Stockholders’ Equity

For the Period from Inception (August 4, 2016)

To December 31, 2016

	Common Stock		Additional Paid-In	Accumulated	Total Stockholders'
	Shares	Amount	Capital	(Deficit)	Equity
Balances, August 4, 2016	0	$ 0	$ 0	$ 0	$ 0

Issuance of common stock at $1.00 per share	9,161	9	9,152	0	9,161

Stock split 3,000 shares for 1 share October 8, 2016 par $0.0003	27,472,819	8,233	(8,233)	0	0

Issuance of common stock at $0.095 per share	5,715,789	1,715	541,285	0	543,000

Net (loss)	0	0	0	(8,626)	(8,626)

Balances, December 31, 2016	33,197,769	$9,957	$542,204	$(8,626)	$543,535

See accompanying notes to financial statements.

OXYS Corporation

Notes to Financial Statements

December 31, 2016

1.  NATURE OF OPERATIONS

Oxys Corporation (the "Company") was incorporated on August 1, 2014 in Nevada. It maintains its principal office in Massachusetts at 705 Cambridge St., Cambridge, MA 02142.

The Company is currently considered a development stage company as referred in ASU 2014-10 Development Stage Entities (Topic 915).  The Company is currently devoting substantially all its efforts in identifying, developing and marketing engineered products, software and services for applications in the Industrial Internet which involves collecting and processing data collected from a wide variety of industrial systems and machines.

Subsequent Events

The Company has evaluated events and transactions occurring subsequent to December 31, 2016, for items that should potentially be recognized or disclosed in these financial statements.  The evaluation was conducted through April 27, 2017, the date these financial statements were issued.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company's financial statements are prepared on the accrual method of accounting. The accounting and reporting policies of the Company conform with generally accepted accounting principles (GAAP).

Use of Estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported revenues and expenses during the reporting period. Actual results could vary from the estimates that were used.

Fair Value of Financial Instruments

The fair value of certain of our financial instruments including cash and cash equivalents, cash escrow due to stockholder approximate their carrying amounts because of the short-term maturity of these instruments.

Income Taxes

The Company accounts for income taxes in accordance with FASB ASC 740, Income Taxes, which requires the recognition of deferred income taxes for differences between the basis of assets and liabilities for financial statement and income tax purposes. Deferred taxes are recognized for operating losses that are available to offset future taxable income. Valuation allowances are established to reduce deferred tax assets to the amount expected to be realized.

The Company adopted the provisions of FASB ASC 740-10-25, which prescribes a recognition threshold and measurement attribute for the recognition and measurement of tax positions taken or expected to be taken in income tax returns.  FASB ASC 740-10-25 also provides guidance on de• recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, and accounting for interest and penalties associated with tax positions. The Company's tax returns are subject to tax examinations by U.S. federal and state authorities until respective statute of limitation. Currently, the 2016 tax year is open and subject to examination by taxing authorities. However, the Company is not currently under audit nor has the Company been contacted by any of the taxing authorities. The Company does not have any accruals for uncertain tax positions as of December 31, 2016.  It is not anticipated that unrecognized tax benefits would significantly increase or decrease within 12 months of the reporting date.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all unrestricted highly liquid investments with an original maturity of three months or less to be cash equivalents.

Concentration of Risk

Financial instruments that potentially expose us to concentrations of risk consist primarily of cash and cash equivalents and cash-escrow, which are generally not collateralized.  Our policy is to place our cash and cash equivalents with high quality financial institutions, in order to limit the amount of credit exposure. Accounts at each institution  are insured by the Federal Deposit Insurance Corporation (FDIC), up to $250,000. At December 31, 2016, the Company had $231,841 in excess of the FDIC insurance limit.

Inventory

Inventory consists primarily of demo equipment and is recorded at the lower of cost (first-in, first out method) or market all work in progress.

3.   RECENT ACCOUNTING PRONOUNCEMENTS

Earnings (Loss) Per Share

The Company computes net earnings (loss) per share under Accounting Standards Codification subtopic 260-10, "Earnings Per Share" ("ASC 260-1 O").  Basic earnings or loss per share ("EPS") is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding for the period.

In May 2016, accounting guidance was issued to clarify the not yet effective revenue recognition guidance issued in May 2014.  This additional guidance does not change the core principle of the revenue recognition guidance issued in May 2014, rather, it provides clarification of accounting for collections of sales taxes as well as recognition of revenue (i) associated with contract modifications, (ii) for noncash consideration, and (iii) based on the collectability of the consideration from the customer.  The guidance also specifies when a contract should be considered "completed"  for purposes of applying the transition guidance. The effective date and transition requirements for this guidance are the same as the effective date and transition requirements for the guidance previously issued in 2014, which is effective for interim and annual periods beginning on or after December 15, 2017.  The Company has not yet determined the impact that this new guidance will have on its consolidated financial statements.

In March 2016, the FASB issued ASU 2016-09, Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting.  The amendments in this update change existing guidance related to accounting for employee share-based payments affecting the income  tax  consequences  of awards,  classification  of awards  as  equity  or  liabilities,  and classification on the statement of cash flows. ASU 2016-09 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within those annual periods, with early adoption permitted.  The Company is currently evaluating the potential impact of the adoption of this standard.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The new standard establishes a right-of-use ("ROU") model that requires a lessee to record a ROU asset and a lease liability on the consolidated balance sheet for all leases with terms longer than 12 months.  Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the consolidated income statement.  ASU 2016-02  is effective for annual periods beginning after December 15, 2018, including interim periods within those annual periods, with early adoption permitted.  A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. The Company is currently evaluating the potential impact of the adoption of this standard.

In January 2016, the FASB issued ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities.  The amendments in this update revise the accounting related to the classification and measurement of investments in equity securities and the presentation of certain fair value changes for financial liabilities measured at fair value.  The amendments are effective for annual reporting periods after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted.  The Company is currently evaluating the potential impact of the adoption of this standard.

In April 2015, the FASB issued ASU 2015-03, Interest- Imputation of Interest (Subtopic 835-30). This guidance is to simplify the presentation of debt issuance costs by recognizing a debt liability in the balance sheet as a direct deduction from that debt liability consistent with the presentation of a debt discount. The amendments in this update are effective for financial statements issued for fiscal years beginning after December  15, 2015, and interim periods within those fiscal years.  The Company has adopted this standard and the adoption did not have a material impact on the Company's financial position.

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern, which is intended to define management's responsibility to evaluate whether there is substantial doubt about an organization's ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable) and to provide related footnote disclosures. The ASU provides guidance to an organization's management, with principles and definitions that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations today in the financial statement footnotes. The ASU is effective for annual periods ending after December 15, 2016, and interim periods within annual periods beginning after December 15, 2016, which for the Company is April 1, 2017.  Early adoption is permitted.  The adoption of this standard will not have a material impact on the Company's financial position or results of operations.  The amendments also clarify that the guidance in Topic 275, Risks and Uncertainties, is applicable to entities that have not commenced planned principal operations.  The central feature of the guidance on disclosure requirements is that required disclosures are limited to matters significant to a particular entity.  The disclosures focus primarily on risks and uncertainties that could significantly affect the amounts reported in the financial statements in the near term or the near-term functioning of the reporting entity.

Other Accounting standards that have been issued or proposed by FASB that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption.  The Company does not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to its financial condition, results of operations, cash flows or disclosures.

4.  INCOME TAXES

The Company is subject to federal and state income taxes.

The Company's provision for income taxes for the period from inception (August 4, 2016) to December 31, 2016 consists of the following:

Income Tax Expense (Benefit)	For the period from inception (August 4, 2016) to December 31, 2016
Current federal tax expense
Federal	$0
State	0
Deferred tax (benefit)
Federal	$0
State	0
Total	$0

The provision for income taxes for the period from inception (August 4, 2016) to December 31, 2016 differs from that computed  by applying federal statutory rates to income before federal income tax expense, as indicated in the following analysis:

For the period from inception (August 4, 2016) to December 31, 2016
Expected federal tax (benefit) at 34% rate	$(2,933)
Valuation allowance	2,933
Total income tax (benefit)	$ 0

Effective tax rate (benefit)	0.00%

A summary of deferred tax assets and liabilities for the period from inception (August 4, 2016) to December 31, 2016 is as follows:

For the period from inception (August 4, 2016) to December 31, 2016
Deferred tax assets:
Federal tax loss carryforward	$ 2,933
Total deferred tax assets	2,933

Valuation allowance	(2,933)

Net Deferred Tax Assets	$ 0

Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets.  A significant piece of objective negative evidence evaluated was the cumulative loss incurred since inception.  Such objective evidence limits the ability to consider other subjective evidence such as our projections for future growth.

On the basis of this evaluation, as of December 31, 2016, a valuation allowance of ($2,933) has been recorded to record only the portion of the deferred tax asset that is more likely than not to be realized. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as our projections for growth.

As of December 31, 2016, the Company had approximately $8,626 federal and state net operating loss carryforwards, which result in a deferred tax asset of $2,933, expiring in 2036.  The Company has recorded a valuation allowance of $2,933.

5.  STOCKHOLDERS' EQUITY

Common Stock

The Company's original Certificate of Incorporation authorized the Company to issue 10,000 shares of common stock, par value $0.001 per share.  On October 7, 2016, a board resolution was passed that authorized the number of shares to be increased to 50,000,000 shares.  On October 8, 2016, a board resolution was passed that authorized a forward split 3,000 to 1 and changing the par value to $.0003 per share.

6.  EARNINGS PER SHARE

The following table sets forth the composition of the weighted average shares (denominator) used in the basic per share computation for the period from inception (August 4, 2016) to December 31, 2016.

For the period from inception (August 4, 2016) to December 31, 2016
Net Loss	$ (8,626)

Weighted average share outstanding basic	31,768,822

Basic loss per share	$ 0.0003

OXYS Corporation
Balance Sheets
As of March 31, 2017 and December 31, 2016

	March 31, 2017	December 31, 2016
Assets
Current Assets
Cash and cash equivalents	$ 573,759	$ 481,841
Cash - Escrow	64,359	52,659
Inventory	11,373	10,035
Total Current Assets	649,491	544,535

Other Assets
Deferred Securities Exchange Agreement Costs	7,108	0
Total Other Assets	7,108	0

Total Assets	$ 656,599	$ 544,535

Liabilities and Stockholders' Equity
Current Liabilities
Accounts Payable	2,296	-
Due to stockholder	1,000	1,000
Total Current Liabilities	3,296	1,000

Stockholders' Equity
Common stock $0.0003 par value, 50,000,000 shares authorized: 34,687,243 issued and outstanding at March 31, 2017; 33,197,769 shares issued and outstanding at December 31, 2016	10,405	9,957
Additional paid in capital	683,255	542,204
Accumulated deficit	(40,357)	(8,626)

Total Stockholders' Equity	653,303	543,535
Total Liabilities and Stockholders' Equity	$ 656,599	$ 544,535

See accompanying notes to financial statements

OXYS Corporation
Statement of Operations
For the Three Months Ending March 31, 2017

Three Months Ending March 31, 2017
Revenues
Sales	$ 0
Cost of sales	0
Gross profit	0

Expenses
Bank service charges	80
Office expenses	828
Organization costs	2,275
Professional	26,820
Travel	1,729
Total Expenses	31,732

Net (loss) from operations	(31,732)

Income Tax Benefit	0

Net Loss	($31,732)

Loss per common share	(0.0009)

See accompanying notes to financial statements

OXYS Corporation
Statement of Cash Flows
For the Three Months Ending March 31, 2017

Three months ended March 31, 2017

Cash Flows from Operating Activities:
Net (loss)	$ (31,732)

Adjustments to reconcile net loss to net cash (used) by operating activities:
Changes in operating assets and liabilities:
(Increase) decrease in:
Inventory	(1,338)
Escrow	(11,700)
Increase (Decrease) in:
Accounts Payable	2,296
Due to Stockholder	-

Net Cash (Used) by Operating Activities	(42,474)

Cash Flows from Financing Activities:
Increase in Deferred Security Exchange Agreement Expenses	(7,108)
Issuance of Common Stock	141,500

Net Cash Provided by Financing Activities	134,392

Net Increase in Cash and Cash Equivalents	91,918

Cash and Cash Equivalents at Beginning of Period	481,841

Cash and Cash Equivalents at End of Period	$ 573,759

Supplemental Information:

Interest paid during the period	$ -

Taxes paid during the period	$ -

See accompanying notes to financial statements

OXYS Corporation

Notes to Financial Statements

March 31, 2017

1.  NATURE OF OPERATIONS

Oxys Corporation (the "Company") was incorporated on August 1, 2014 in Nevada. It maintains its principal office in Massachusetts at 705 Cambridge St., Cambridge, MA 02142.

The Company is currently considered a development stage company as referred to in ASU 2014-10 Development Stage Entities (Topic 915).  The Company is currently devoting substantially all its efforts in identifying, developing and marketing engineered products, software and services for applications in the Industrial Internet which involves collecting and processing data collected from a wide variety of industrial systems and machines.

Subsequent Events

The Company has evaluated events and transactions occurring subsequent to March 31, 2017, for items that should potentially be recognized or disclosed in these financial statements.  The evaluation was conducted through May 26, 2017, the date these financial statements were issued.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company's financial statements are prepared on the accrual method of accounting. The accounting and reporting policies of the Company conform with generally accepted accounting principles (GAAP).

Use of Estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported revenues and expenses during the reporting period. Actual results could vary from the estimates that were used.

Fair Value of Financial Instruments

The fair value of certain of our financial instruments including cash and cash equivalents, cash escrow due to stockholder approximate their carrying amounts because of the short-term maturity of these instruments.

Income Taxes

The Company accounts for income taxes in accordance with FASB ASC 740, Income Taxes, which requires the recognition of deferred income taxes for differences between the basis of assets and liabilities for financial statement and income tax purposes. Deferred taxes are recognized for operating losses that are available to offset future taxable income. Valuation allowances are established to reduce deferred tax assets to the amount expected to be realized.

The Company adopted the provisions of FASB ASC 740-10-25, which prescribes a recognition threshold and measurement attribute for the recognition and measurement of tax positions taken or expected to be taken in income tax returns.  FASB ASC 740-10-25 also provides guidance on de• recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, and accounting for interest and penalties associated with tax positions. The Company's tax returns are subject to tax examinations by U.S. federal and state authorities until respective statute of limitation. Currently, the 2016 tax year is open and subject to examination by taxing authorities. However, the Company is not currently under audit nor has the Company been contacted by any of the taxing authorities. The Company does not have any accruals for uncertain tax positions as of March 31, 2017.  It is not anticipated that unrecognized tax benefits would significantly increase or decrease within 12 months of the reporting date.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all unrestricted highly liquid investments with an original maturity of three months or less to be cash equivalents.

Concentration of Risk

Financial instruments that potentially expose us to concentrations of risk consist primarily of cash and cash equivalents and cash-escrow, which are generally not collateralized.  Our policy is to place our cash and cash equivalents with high quality financial institutions, in order to limit the amount of credit exposure. Accounts at each institution  are insured by the Federal Deposit Insurance Corporation (FDIC), up to $250,000. At March 31, 2017, the Company had $323,759 in excess of the FDIC insurance limit.

Inventory

Inventory consists primarily of demo equipment and is recorded at the lower of cost (first-in, first out method) or market all work in progress.

3.   RECENT ACCOUNTING PRONOUNCEMENTS

Earnings (Loss) Per Share

The Company computes net earnings (loss) per share under Accounting Standards Codification subtopic 260-10, "Earnings Per Share" ("ASC 260-1 O").  Basic earnings or loss per share ("EPS") is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding for the period.

In May 2016, accounting guidance was issued to clarify the not yet effective revenue recognition guidance issued in May 2014.  This additional guidance does not change the core principle of the revenue recognition guidance issued in May 2014, rather, it provides clarification of accounting for collections of sales taxes as well as recognition of revenue (i) associated with contract modifications, (ii) for noncash consideration, and (iii) based on the collectability of the consideration from the customer.  The guidance also specifies when a contract should be considered "completed"  for purposes of applying the transition guidance. The effective date and transition requirements for this guidance are the same as the effective date and transition requirements for the guidance previously issued in 2014, which is effective for interim and annual periods beginning on or after December 15, 2017.  The Company has not yet determined the impact that this new guidance will have on its consolidated financial statements.

In March 2016, the FASB issued ASU 2016-09, Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting.  The amendments in this update change existing guidance related to accounting for employee share-based payments affecting the income  tax  consequences  of awards,  classification  of awards  as  equity  or  liabilities,  and classification on the statement of cash flows. ASU 2016-09 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within those annual periods, with early adoption permitted.  The Company is currently evaluating the potential impact of the adoption of this standard.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The new standard establishes a right-of-use ("ROU") model that requires a lessee to record a ROU asset and a lease liability on the consolidated balance sheet for all leases with terms longer than 12 months.  Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the consolidated income statement.  ASU 2016-02  is effective for annual periods beginning after December 15, 2018, including interim periods within those annual periods, with early adoption permitted.  A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. The Company is currently evaluating the potential impact of the adoption of this standard.

In January 2016, the FASB issued ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities.  The amendments in this update revise the accounting related to the classification and measurement of investments in equity securities and the presentation of certain fair value changes for financial liabilities measured at fair value.  The amendments are effective for annual reporting periods after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted.  The Company is currently evaluating the potential impact of the adoption of this standard.

In April 2015, the FASB issued ASU 2015-03, Interest- Imputation of Interest (Subtopic 835-30). This guidance is to simplify the presentation of debt issuance costs by recognizing a debt liability in the balance sheet as a direct deduction from that debt liability consistent with the presentation of a debt discount. The amendments in this update are effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  The Company has adopted this standard and the adoption did not have a material impact on the Company's financial position.

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern, which is intended to define management's responsibility to evaluate whether there is substantial doubt about an organization's ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable) and to provide related footnote disclosures. The ASU provides guidance to an organization's management, with principles and definitions that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations today in the financial statement footnotes. The ASU is effective for annual periods ending after December 15, 2016, and interim periods within annual periods beginning after December 15, 2016, which for the Company is April 1, 2017.  Early adoption is permitted.  The adoption of this standard will not have a material impact on the Company's financial position or results of operations.  The amendments also clarify that the guidance in Topic 275, Risks and Uncertainties, is applicable to entities that have not commenced planned principal operations.  The central feature of the guidance on disclosure requirements is that required disclosures are limited to matters significant to a particular entity.  The disclosures focus primarily on risks and uncertainties that could significantly affect the amounts reported in the financial statements in the near term or the near-term functioning of the reporting entity.

Other Accounting standards that have been issued or proposed by FASB that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption.  The Company does not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to its financial condition, results of operations, cash flows or disclosures.

4.  INCOME TAXES

The Company is subject to federal and state income taxes.

The Company's provision for income taxes for the period from inception (August 4, 2016) to December 31, 2016 consists of the following:

Income Tax Expense (Benefit)	For the three months ending March 31, 2017	For the period from inception (August 4, 2016) to December 31, 2016
Current federal tax expense
Federal	$0	$0
State	0	0
Deferred tax (benefit)
Federal	$0	$0
State	0	0
Total	$0	$0

The provision for income taxes for the three months ending March 31, 2017 and for the period from inception (August 4, 2016) to December 31, 2016 differs from that computed  by applying federal statutory rates to income before federal income tax expense, as indicated in the following analysis:

	For the three months ending March 31, 2017	For the period from inception (August 4, 2016) to December 31, 2016
Expected federal tax (benefit) at 34% rate	$(10,789)	$(2,933)
Valuation allowance	10,789	2,933
Total income tax (benefit)	$ 0	$ 0

Effective tax rate (benefit)	0.00%	0.00%

A summary of deferred tax assets and liabilities for the three months ending March 31, 2017 and for the period from inception (August 4, 2016) to December 31, 2016 is as follows:

	For the three months ending March 31, 2017	For the period from inception (August 4, 2016) to December 31, 2016
Deferred tax assets:
Federal tax loss carryforward	$ 13,722	$ 2,933
Total deferred tax assets	13,722	2,933

Valuation allowance	(13,722)	(2,933)

Net Deferred Tax Assets	$ 0	$ 0

Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets.  A significant piece of objective negative evidence evaluated was the cumulative loss incurred since inception.  Such objective evidence limits the ability to consider other subjective evidence such as our projections for future growth.

On the basis of this evaluation, as of March 31, 2017, a valuation allowance of ($13,722) has been recorded to record only the portion of the deferred tax asset that is more likely than not to be realized. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as our projections for growth.

As of March 31, 2017, the Company had approximately $40,358 federal and state net operating loss carryforwards, which result in a deferred tax asset of $13,722, expiring in 2036.  The Company has recorded a valuation allowance of $13,722.

5.  STOCKHOLDERS' EQUITY

Common Stock

The Company's original Certificate of Incorporation authorized the Company to issue 10,000 shares of common stock, par value $0.001 per share.  On October 7, 2016, a board resolution was passed that authorized the number of shares to be increased to 50,000,000 shares.  On October 8, 2016, a board resolution was passed that authorized a forward split 3,000 to 1 and changing the par value to $.0003 per share.

6.  EARNINGS PER SHARE

The following table sets forth the composition of the weighted average shares (denominator) used in the basic per share computation for the three months ending March 31, 2017 and for the period from inception (August 4, 2016) to December 31, 2016.

	For the three months ending March 31, 2017	For the period from inception (August 4, 2016) to December 31, 2016
Net Loss	$ (31,732)	$ (8,626)

Weighted average share outstanding basic	34,213,091	31,768,822

Basic loss per share	$ 0.0009	$ 0.0003

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward-Looking Statements

Statements in this Management’s Discussion and Analysis of Financial Condition and Results of Operations that look forward in time, are forward-looking statements made pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, expectations, predictions, and assumptions and other statements which are other than statements of historical facts. Although OXYS believes such forward-looking statements are reasonable, it can give no assurance that any forward-looking statements will prove to be correct. Such forward-looking statements are subject to, and are qualified by, known and unknown risks, uncertainties and other factors that could cause actual results, performances or achievements to differ materially from those expressed or implied by those statements. These risks, uncertainties and other factors include, but are not limited to OXYS’ ability to estimate the impact of competition and of industry consolidation and risks, uncertainties and other factors set forth in OXYS’ filing with the Securities and Exchange Commission.

Critical Accounting Policies

The following discussions are based upon our audited financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. These financial statements and accompanying notes have been prepared in accordance with accounting principles generally accepted in the United States.

The preparation of these financial statements requires management to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosures of contingencies. OXYS continually evaluates the accounting policies and estimates used to prepare the financial statements. OXYS bases its estimates on historical experiences and assumptions believed to be reasonable under current facts and circumstances. Actual amounts and results could differ from these estimates made by management.

Trends and Uncertainties

There are no material commitments for capital expenditure at this time. There are no trends, events or uncertainties that have had or are reasonably expected to have a material impact on our limited operations. There are no known causes for any material changes from period to period in one or more line items of OXYS’ financial statements.

Liquidity and Capital Resources

At March 31, 2017, OXYS had cash and cash equivalents of $573,759.  Its working capital balance at March 31, 2017 was $646,195.

OXYS did not pursue any investing activities for the period from inception (August 4, 2016) to March 31, 2017.

For the three months ended March 31, 2017, OXYS had an increase in deferred security exchange agreement expenses of $7,108, and received $141,500 from the issuance of common stock.  As a result, OXYS had net cash provided by financing activities of $134,392 for the period.

OXYS is a development stage company and has not yet begun generating revenues. Management believes we will be able to pursue our business plan once the stock exchange has been completed.

Results of Operations for the Year Ended December 31, 2016

OXYS did not generate any revenues. We paid bank service charges of $82, office supply costs of $100, and organization costs of $1,000. We paid professional fees of $7,162 and travel expenses of $282. As a result, we recorded a net loss of $8,626 for the period from inception (August 4, 2016) to December 31, 2016.

Results of Operations for the Three Months Ended March 31, 2017

OXYS did not generate any revenues.  We paid bank service charges of $80, office expenses of $828, and organization costs of $2,275.  We paid professional fees of $26,820 and travel expenses of $1,729.  As a result, we recorded a net loss of $31,732 for the three months ended March 31, 2017.

Recently Issued Accounting Standards

Management does not believe that any other recently issued, but not yet effective, accounting standard if currently adopted would have a material effect on the accompanying financial statements.

Off balance Sheet Arrangements

None

Disclosure of Contractual Obligations

None

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

None.

Pro Forma Financial Information

PRO FORMA CONDENSED COMBINED BALANCE SHEET

[Unaudited]

December 31, 2016

	Gotham Capital Holdings, Inc 12/31/2016 (Company)	OXYS Corporation 12/31/2016 (OXYS)	Pro Forma Increase (Decrease)	Pro Forma Combined
Assets:
Cash	$39,646	$481,841	$(C) (39,646)	$481,841
Cash in escrow	-	52,659	-	52,659
Inventory	-	10,035	-	10,035
Investment in subsidiary	-	-	(A) 34,687
			(B) (34,687)
Total Assets	$39,646	$544,535	$ (39,646)	$544,535

Liabilities and Stockholders' (Deficit)
Liabilities:
Accounts payable	$ 30,168	$ -	$ (C) (30,168)	$ -
Accrued expenses	12,950	-	(C) (12,950)	-
Due to stockholders	-	1,000	-	1,000
Total Liabilities	43,118	1,000	(43,118)	1,000

Stockholders' (Deficit)
Common Stock	5,266	9,957	(A) 34,687	38,453
			(B) (9,957)	-
			(C) (1,500)	-
Additional paid in capital	781,375	542,204	(B) (814,843)	513,708
			(C) 4,972
Accumulated deficit	(790,113)	(8,626)	(B) 790,113	(8,626)
Total Stockholders' (Deficit)	(3,472)	543,535	3,472	543,535
Total Liabilities and Stockholders' (Deficit)	$ 39,646	$544,535	$ (39,646)	$544,535

A.

To record the issuance of 34,687,244 shares of common stock pursuant to the Securities Exchange Agreement.

B.

To eliminate the common stock accounts of OXYS and the prior retained earnings of the Company.

C.

To record the cancellation of 1,500,000 shares of common stock from shareholders of Gotham and the elimination of other residual balances of Gotham.

See Notes To Unaudited Pro Forma Condensed Financial Statements.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

[Unaudited]

	Gotham Capital Holdings, Inc. for the year ended 12/31/2016 (Company)	OXYS Corporation for the period 8/4/2016 to 12/31/2016 (OXYS)	Pro Forma Increase (Decrease)	Pro Forma Combined
Revenue	$ -	$ -	$ -	$ -

Expenses:
General and administrative	1,593	1,464	-	3,057
Professional fees	30,523	7,162	-	37,685
Total Expenses	32,116	8,626	-	40,742

Income (Loss) from Operations	(32,116)	(8,626)	-	(40,742)

Other Income (Expense)
Miscellaneous income	20,000	-	-	20,000
Interest income	23	-	-	23
Total Other Income (Expense)	20,023	-	-	20,023

Income (Loss) from Operations Before Provision for Taxes	(12,093)	(8,626)	-	(20,719)

Provision for Income Taxes	-	-	-	-

Income (Loss) from Continuing Operations	(12,093)	(8,626)	-	(20,719)

Discontinued Operations	-	-	-	-

Net Income (Loss)	$(12,093)	$ (8,626)	$ -	$(20,719)
Basic Net (Loss) per Common Share (Note 4)				-0.0005

See Notes To Unaudited Pro Forma Condensed Financial Statements.

GOTHAM CAPITAL HOLDINGS, INC.

AND OXYS CORPORATION

NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

[Unaudited]

NOTE 1 – GOTHAM CAPITAL HOLDINGS, INC.

Gotham Capital Holdings Inc. (the “Company”) was incorporated in the State of New Jersey on October 1, 2003 under the name Creative Beauty Supply of New Jersey Corporation and subsequently changed its name to Gotham Capital Holdings, Inc. on May 18, 2015. On January 1, 2004, the Company commenced operations in the beauty supply industry at both the wholesale and retail levels. On November 30, 2007, the Company’s Board of Directors approved of a plan to dispose of its wholesale and retail beauty supply business. As of January 1, 2009, the Company has had no operations and is a shell company.

NOTE 2 – OXYS CORPORATION

OXYS Corporation (“OXYS”) was incorporated in the State of Nevada on August 4, 2016. OXYS is currently considered a development stage company as referred to in ASU 2014-10 Development Stage Entities (Topic 915). OXYS is currently devoting substantially all its efforts to identifying, developing and marketing engineered products, software and services for applications in the Industrial Internet which involves collecting and processing data collected from a wide variety of industrial systems and machines.

NOTE 3 - PROFORMA ADJUSTMENTS

On or before May 30, 2017, it is estimated that OXYS will be acquired by the Company pursuant to an Agreement and Plan of Reorganization. The agreement called for the Company to issue 34,687,244 shares of common stock to the shareholders of OXYS for a controlling ownership interest of the Company in a transaction wherein OXYS would became a wholly-owned subsidiary of the Company.

The ownership interests of the former owners of OXYS in the combined enterprise will be greater than that of the ongoing shareholders of the Company and, accordingly, the management of OXYS will assume operating control of the combined enterprise. Consequently, the acquisition is accounted for as the recapitalization of OXYS, wherein OXYS purchased the assets of the Company and accounted for the transaction as a reverse purchase for accounting purposes.

Proforma adjustments on the attached financial statements include the following:

[A]

To record the issuance of 34,687,244 shares of common stock pursuant to the Securities Exchange Agreement.

[B]

To eliminate the common stock accounts of OXYS and the prior retained earnings of the Company.

[C]

To record the cancellation of 1,500,000 shares of common stock from shareholders of Gotham Capital Holdings, Inc. and the elimination of residual balances of Gotham.

NOTE 4 - PROFORMA (LOSS) PER SHARE

The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented.

PRO FORMA CONDENSED COMBINED BALANCE SHEET

[Unaudited]

March 31, 2017

	Gotham Capital Holdings, Inc 03/31/2017 (Company)	OXYS Corporation 03/31/2017 (OXYS)	Pro Forma Increase (Decrease)	Pro Forma Combined
Assets:
Cash	$31,651	$573,759	$(C) (31,651)	$573,759
Cash in escrow	-	64,359	-	64,359
Inventory	-	11,373	-	11,373
Other assets	-	7,108	-	7,108
Investment in subsidiary	-	-	(A) 34,687
			(B) (34,687)
Total Assets	$31,651	$656,599	$ (31,651)	$656,599

Liabilities and Stockholders' (Deficit)
Liabilities:
Accounts payable	$ 35,581	$ 2,296	$ (C) (35,581)	$ 2,296
Accrued expenses	4,400	-	(C) (4,400)	-
Due to stockholders	-	1,000	-	1,000
Total Liabilities	39,981	3,296	(39,981)	3,296

Stockholders' (Deficit)
Common Stock	5,266	10,405	(A) 34,687	38,453
			(B) (10,405)	-
			(C) (1,500)	-
Additional paid in capital	781,375	683,255	(B) (819,253)	655,207
			(C) 9,830
Accumulated deficit	(794,971)	(40,357)	(B) 794,971	(40,357)
Total Stockholders' (Deficit)	(8,330)	653,303	8,330	653,303
Total Liabilities and Stockholders' (Deficit)	$ 31,651	$656,599	$ (31,651)	$656,599

See Notes To Unaudited Pro Forma Condensed Financial Statements.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

[Unaudited]

	Gotham Capital Holdings, Inc. for the three months ended 03/31/2017 (Company)	OXYS Corporation for the three months ended 03/31/2017 (OXYS)	Pro Forma Increase (Decrease)	Pro Forma Combined
Revenue	$ -	$ -	$ -	$ -

Expenses:
General and administrative	500	4,912	-	5,412
Professional fees	4,363	26,820	-	31,183
Total Expenses	4,863	31,732	-	36,595

Income (Loss) from Operations	(4,863)	(31,732)	-	(36,595)

Other Income (Expense)
Interest income	5	-	-	5
Total Other Income (Expense)	5	-	-	5

Income (Loss) from Operations Before Provision for Taxes	(4,858)	(31,732)	-	(36,590)

Provision for Income Taxes	-	-	-	-

Income (Loss) from Continuing Operations	(4,858)	(31,732)	-	(36,590)

Discontinued Operations	-	-	-	-

Net Income (Loss)	$(4,858)	$ (31,732)	$ -	$(36,590)
Basic Net (Loss) per Common Share (Note 4)				$(0.00095)

See Notes To Unaudited Pro Forma Condensed Financial Statements.

GOTHAM CAPITAL HOLDINGS, INC.

AND OXYS CORPORATION

NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

[Unaudited]

NOTE 1 – GOTHAM CAPITAL HOLDINGS, INC.

Gotham Capital Holdings Inc. (the “Company”) was incorporated in the State of New Jersey on October 1, 2003 under the name Creative Beauty Supply of New Jersey Corporation and subsequently changed its name to Gotham Capital Holdings, Inc. on May 18, 2015.  On January 1, 2004, the Company commenced operations in the beauty supply industry at both the wholesale and retail levels.  On November 30, 2007, the Company’s Board of Directors approved of a plan to dispose of its wholesale and retail beauty supply business.  As of January 1, 2009, the Company has had no operations and is a shell company.

NOTE 2 – OXYS CORPORATION

Oxys Corporation (“OXYS”) was incorporated in the State of Nevada on August 4, 2016.  OXYS is currently considered a development stage company as referred to in ASU 2014-10 Development Stage Entities (Topic 915).  OXYS is currently devoting substantially all its efforts to identifying, developing and marketing engineered products, software and services for applications in the Industrial Internet which involves collecting and processing data collected from a wide variety of industrial systems and machines.

NOTE 3 - PROFORMA ADJUSTMENTS

On May 4, 2017, OXYS was acquired by the Company pursuant to an Agreement and Plan of Reorganization.  The agreement called for the Company to issue 34,687,244 shares of common stock to the shareholders of OXYS for a controlling ownership interest of the Company in a transaction wherein OXYS would became a wholly-owned subsidiary of the Company.

The ownership interests of the former owners of OXYS in the combined enterprise will be greater than that of the ongoing shareholders of the Company and, accordingly, the management of OXYS will assume operating control of the combined enterprise.  Consequently, the acquisition is accounted for as the recapitalization of OXYS, wherein OXYS purchased the assets of the Company and accounted for the transaction as a reverse purchase for accounting purposes.

Proforma adjustments on the attached financial statements include the following:

[A]

To record the issuance of 34,687,244 shares of common stock pursuant to the Securities Exchange Agreement.

[B]

To eliminate the common stock accounts of OXYS and the prior retained earnings of the Company.

[C]

To record the cancellation of 1,500,000 shares of common stock from shareholders of Gotham Capital Holdings, Inc. and the elimination of residual balances of Gotham.

NOTE 4 - PROFORMA (LOSS) PER SHARE

The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented.